UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 09/30

Date of reporting period: 09/30/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2017

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 14, 2017

“This is an upsetting event to all of us here at United…

I apologize for having to re-accommodate these customers.”

– Oscar Munoz

CEO of United Continental Airlines

Dear Appleseed Shareholder,

After refusing to give up his properly assigned airplane seat to an off-duty United Continental employee, Dr. David Dao was assaulted by O’Hare Airport security personnel this spring. Dr. Dao was subsequently pulled from his seat, thrown violently against an arm rest, and then dragged off the plane, much to the horror of the other passengers.

Many who watched the online video clip of this assault might have wondered, “How could this be allowed to happen?” The virtual mugging of Dr. Dao seems like the kind of incident which could only happen in a servile dictatorship lacking any rule of law. Just as shocking, United Continental’s share price in the immediate aftermath was thoroughly, and surprisingly, unfazed. In fact, the company’s share price increased during the four-week period immediately following United Continental’s embarrassing demonstration of customer service. As we watched the uncanny resilience of the company’s share price, we wondered, “How could United Continental’s share price not decline in the face of such news?”

We surmise that the answer to our question is related to the U.S. airline industry having become somewhat of an oligopoly; the airline carriers, for the most part, do not depend on customer service to maintain market share. Today, just four airlines (United Continental, American, Delta, and Southwest) control over 85% of U.S. domestic routes, but that statistic underestimates the extent of industry concentration when it comes to airline carriers. Beyond the overall industry concentration that now exists across the country, consumers often have only one carrier option in many airports.

United Continental management likely believed that the incident with Dr. Dao would have a limited, if any, effect on the company’s market share and earnings, which is probably why CEO Munoz’s immediate response reflected a tin ear

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towards public concerns. Similarly, as demonstrated by the muted stock price reaction, investors also believed that any repercussions from this assault would have a minimal impact on United Continental’s market share or earnings.

As a company that operates in an oligopolistic industry, United Continental’s management knows that it can more easily generate earnings growth by taking advantage of its considerable market power; that might mean spending less on customer service, raising prices on uncompetitive routes, coordinating with other airlines on routes and airports to minimize competition, and/or leaning on regulators to allow for further industry consolidation over time. As a result, these actions have allowed the airlines to generate record profits today, despite levels of customer service which have arguably never been worse.

35+ Years of Corporate Consolidation

The seemingly inexorable trend towards corporate consolidation has been a multi-decade trend which goes far beyond just the airline industry. As a result of 35+ years of M&A activity essentially unchecked by antitrust enforcement, corporate concentration has increased in virtually every industry, including wireless telecom services, cable television, hospitals, pharmaceuticals, medical insurance, and many others. The biggest banks, now commonly known as “too-big-to-fail,” are orders of magnitude larger than they were prior to the financial crisis due to increased consolidation, and the unchecked political power of the banking industry has become an increasing worry for voters, liberal and conservative alike.

Even relatively nascent industries such as online search, online retail, and social media have become enormously concentrated — all of these categories are virtual monopolies today due to considerable network effects which have been made worse by unchecked M&A activity. Beyond its core service, Facebook now owns WhatsApp, Instagram, and Oculus through acquisition; similarly, Google acquired Android, YouTube, Waze, and DoubleClick. Even Amazon is using M&A to expand its market power; the company recently acquired Whole Foods, a company which represented approximately 50% of the market for natural groceries. Whole Foods, in turn, enjoys its leading market share as a result of buying out Wild Oats, Fresh Fields, and other competing natural grocery chains over the past two decades.

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The U.S. economy has been in this place before. The late 19th century was also known as the “Gilded Age” because monopolies were blossoming at that time much like they are today. The Gilded Age term was coined by Mark Twain to describe a period where everything looked shiny on the surface but was corrupt underneath. Back then, railroads, steel, and oil were the major monopolies. Like today, the late 19th century was a period of incredible technological innovation, rapid economic growth, and increasing wealth inequality. Also, like today, the social instability caused by towering corporate concentration led to a rise in populism; William Jennings Bryant ran a very competitive election race for President in 1896 and in 1900 by attacking “moneyed interests” and American imperialism.

To limit the political power and destructive economic impact of corporate monopolies, the U.S. Congress passed the Sherman Antitrust Act of 1890. According to the Supreme Court, the purpose of the Sherman Act “…is to protect the public from the failure of the market. The law directs itself not against conduct which is competitive, even severely so, but against conduct which unfairly tends to destroy competition itself.”1 In 1911, the Supreme Court relied on this law to break up Standard Oil, which enjoyed ~90% market share in the oil and gas industry at the time.

However, during the past 35 years, antitrust has become a low priority for every Presidential administration, Republican and Democrat alike. Antitrust enforcement declined precipitously after the last major anti-monopoly enforcement case that was prosecuted successfully against AT&T in 1982. The chart set forth to the right illustrates how the importance of antitrust enforcement to policymakers has evolved over the span of the past hundred years. Since the 1980s, antitrust simply has not been a priority for policymakers.

1	Source: Spectrum Sports, Inc. v. McQuillan, (1993).

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Weighing the Benefits & Costs of Corporate Concentration

Many would argue that strong antitrust enforcement could be bad for the economy. Certainly that has been the view of the U.S. Federal Trade Commission for the past few decades. We would suggest that one’s view of corporate concentration probably depends in large part on the eye of the beholder:

•	For large company CEOs, monopolies are fantastic. The larger the fiefdom that a CEO is able to oversee, the more market power the company wields, thus typically leading to higher CEO compensation. Large company CEO compensation has increased exponentially in recent decades, in part as a result of unabated M&A activity.

•	For consumers, increased competition means more options from which to choose. A competitive market offers more options for consumers than an uncompetitive market with just one or two companies. Conversely, monopolistic markets such as the cable industry leave consumers with unattractive prices and poor service levels.

•	For entrepreneurs, it has become increasingly difficult to form a new business due to increasingly high barriers to entry. While new companies are still being formed in isolated sectors such as the technology industry, the startup rate is near a record low across the wider economy. Lower new business formation reduces the dynamism of the U.S. economy.

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•	For employees, finding employment opportunities becomes more challenging in an economy dominated by oligopolies. Large companies tend to be net eliminators of jobs, while new companies tend to be net creators of jobs. With fewer new companies being formed, job turnover and job mobility have declined. In addition, fewer companies with increased bargaining power over employees has resulted in lower wages for many.

•	For small companies trying to compete with large firms, the deck is unfavorably stacked. For example, we have long been critics of the Dodd-Frank financial reform act because it was largely written by lobbyists who were working to push the interests of the largest financial institutions. The most important development stemming from the implementation of Dodd-Frank has been the increase of barriers to entry; today, it is increasingly difficult for small banks and financial services companies to thrive. Meanwhile, the largest banks like Wells Fargo are able to disregard regulations and harm consumers without significant business repercussions.

•	For the economy, less competition means less innovation and less productivity growth. Monopoly companies are less likely to invest in research & development or in capital improvements to enhance their competitiveness; indeed, both measures have grown anemically in recent years. Some companies, like Valeant Pharmaceuticals, have built their business models around acquiring companies and then cutting out all research & development expenditures immediately after the acquisition closes. With declining levels of investment and correspondingly weak productivity growth, robust economic growth is more difficult to achieve.

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•	For the political system, as economic power is concentrated in fewer hands, the political sway of American corporations is also far greater. Supreme Court Justice Louis Brandeis, a strong proponent of antitrust enforcement, once said, “We can have democracy in this country, or we can have great wealth concentrated in the hands of a few, but we can’t have both.” This important principle applies to both people and corporations alike.

•	For investors, the impact of corporate concentration is mixed. As corporate concentration increases and the general level of competition declines, companies have an easier time exerting market power over customers, vendors, employees, and regulators to boost profits. On the other hand, increased monopoly power results in a less dynamic economy with lower economic growth. Lower economic growth negatively impacts earnings growth, while poor productivity growth makes it difficult for the general standard of living to improve.

When Does the Tide Turn?

As long as antitrust enforcement remains a tertiary policy priority, the economic status quo is likely to continue, characterized by high profit margins, low labor mobility, low business formation, weak productivity gains, and an increasingly sclerotic economy.

However, history is cyclical, just like markets. For 40 years, the FTC and the Department of Justice have generally taken a do-nothing approach towards corporate consolidation and anti-competitive behavior. Since the 1980s, the pendulum has been swinging in favor of corporate concentration. Eventually, as the political, economic, and social effects of increased corporate concentration become increasingly apparent to dissatisfied voters, a political backlash should become inevitable sometime in the intermediate period ahead.

Relatedly, populism has already increased materially in recent years, just as it did in the late 19th Century, on both the left and on the right; due in part to the economic harm caused by corporate concentration, an increasing number of politicians on both sides of the aisle are beginning to call for greater antitrust enforcement. As recently as this past December, Orrin Hatch, the senior Republican Senator from Utah, joined Democratic colleagues Elizabeth Warren and Bernie Sanders in an unusual bipartisan warning against the growing power of monopolistic companies, saying, “We no sooner trust concentrated private power than concentrated public power to dictate the direction of our economy.”

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Thus far, antitrust speeches have not yet translated into any significant antitrust enforcement actions. The Trump administration, despite its self-described populist leanings, seems disinclined to pursue antitrust actions vigorously. Meanwhile, companies which enjoy monopolistic profits, such as Google, Facebook, and Comcast, continue to spend vigorously on lobbyists and monopoly-friendly economic studies.

That being said, we do expect U.S. antitrust enforcement to increase in the coming years, resulting in more limited power for monopolists and reduced barriers to entry for competitors. We do not know exactly when the tide will turn, and it likely will not occur during the current presidential administration.

Our Stock-Picking Approach

As demonstrated in the chart below, U.S. corporate profit margins have steadily increased due to declining interest rates, flat wages for workers, and increasing corporate concentration. Corporate profit margins, much like history, tend to be cyclical and mean reverting, and the fat profit margins of U.S. companies are one excellent reason to be less bullish of the investment returns that the U.S. equity market will likely generate over the next five to ten years.

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When profit margins may be near a cyclical peak, the gains from further profit margin expansion, should that occur, are more limited, while the losses from profit market compression, should that occur, loom large. On behalf of our shareholders, we try to invest in individual companies where the investments are not dependent on high profit margins continuing or expanding further in order to justify our valuation. Rather, we seek to buy shares in companies where profit margins are depressed temporarily or where the market expects profit margins to compress and remain low.

In addition, we have been diversifying our equity holdings in recent years to increase Appleseed’s allocation to foreign stocks. Ironically, profit margins are lower overseas due in part to stricter antitrust enforcement, exemplified by the record antitrust fine of $2.8 billion charged to Google by the European Commission (EC). Google got caught red-handed by the EC for scraping ratings and comments from Yelp and TripAdvisor in an anti-competitive and abusive manner. Due in part to a more rigorous antitrust environment overseas, we are increasingly attracted to foreign companies and U.S. companies with significant foreign operations whose profit margins generally reflect a more rigorous antitrust enforcement environment.

Indeed, whether it is in the United States or elsewhere in the world, investing in companies with lower than normal profit margins is often an attractive proposition. With lower than normal profit margins, the reward from improving profitability seems greater and the risk from compressed margins seems less worrisome. In monopolistic industries, these investment set-ups (where profit margins are low) are generally few and far between today.

Performance and Portfolio Changes

During the past fiscal year through September 30, 2017, Appleseed Fund Investor Class has generated an absolute return of 8.37%, while the MSCI World Index has generated a total return of 18.17%. Our overweight position in gold, cash, and value-oriented stocks have contributed to our relative underperformance to the broad market index.

Appleseed Fund continues to exceed our long-term goal of outperforming the market. Through September 30, 2017, Appleseed Fund Investor Class has outperformed the MSCI World Index by 1.20% per annum on average since its 2006 inception.

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Within our equity portfolio, the biggest contributors to the Fund’s performance over the past year were Grand Canyon Education (LOPE), Oaktree Capital (OAK), Herbalife (HLF), and Toyo Tanso (5310-Japan).

•	Oaktree and Herbalife are run by experienced, high quality management teams that are focused on generating enduring value for stakeholders. Oaktree has been largely ignored by investors because, as a master limited partnership in the somewhat esoteric area of alternative investment managers, it is not owned in many of the popular passive investment vehicles that investors have been buying en masse during the past few years. While not ignored, Herbalife remains a hated company due to a sustained but ill-conceived public relations campaign driven by hedge fund manager Bill Ackman, who is attempting to profit from his large short position. The share prices of both companies have risen during the past twelve months, but they continue to be undervalued in our view.

•	In addition to its strong underlying fundamentals, Grand Canyon rallied significantly in the aftermath of Donald Trump’s unexpected election victory; we sold our Grand Canyon shares after it exceeded our estimate of intrinsic value.

•	Toyo Tanso, a Japanese manufacturer of isotropic graphite, had been a dog in Appleseed’s investment portfolio for years. We have tried to remain patient in holding the stock, and we are relieved to say that pricing has finally begun to firm up. Toyo Tanso shares are in the midst of being re-rated by investors accordingly; in a very short period of time, the company’s shares have moved from severely undervalued to nearly fully valued.

Within our long equity portfolio, the most significant detractors to performance over the past year have been Mosaic Company (MOS), Syntel (SYNT), and United Natural Foods (UNFI).

•

On our most underperforming stock list for the second year in a row, Mosaic continues to be hurt by weaker than expected demand for fertilizer. Fertilizer demand will firm up eventually, but not until corn prices strengthen due to a change in the supply and demand dynamic

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for grains or due to a further weakening in the U.S. dollar. In short, the agricultural industry remains mired in a veritable depression, and, as long as that continues, Mosaic remains in the doghouse.

•	Syntel’s business has experienced revenues and profit declines over the past year due to spending retrenchment on the part of its largest customer, American Express, and Syntel’s share price has declined far in excess of any intrinsic value decline. In the midst of Syntel’s share price weakness, we have added to our position accordingly.

•	United Natural Foods, which was one of our biggest winners last year, saw a significant share price decline in the wake of Amazon’s announcement that they planned to acquire Whole Foods. We hoped the FTC would prevent the acquisition from going forward, but our hope turned out to be misguided. For reasons discussed in depth within this letter, the FTC chose to approve the deal with barely any investigation. Ironically, we initially invested in United Natural Foods under the assumption that the company was largely insulated from competition with Amazon; needless to say, when the facts changed, so, too, did our investment thesis. We now expect that Amazon will eventually remove United Natural Foods as the primary distributor for Whole Foods, and, based on that expectation, we determined that the company’s shares were no longer inexpensive. During the most recent quarter, we liquidated our UNFI position.

During the recent quarter, we initiated new positions in Qualcomm (QCOM), Spirit Airlines (SAVE), and CF Industries (CF). While the broad market continues to increase in price, we have been active finding new opportunities, and our efforts have borne fruit, even in a quickly rising market.

Billions of people use Qualcomm’s products daily and yet few consumers have ever heard about this company. Qualcomm makes money in two ways. First, it receives royalties for its vast intellectual property portfolio, which makes high-speed wireless communication possible. Secondly, Qualcomm’s Snapdragon chipsets power numerous electronic devices including Samsung Galaxy S8 and Google Pixel smartphones. Ever increasing technological and capital intensity protects Qualcomm’s strong level of profitability, whereas growing

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global prosperity and booming demand for sophisticated artificial intelligence applications (such as self-driving cars, cloud computing, internet of things, and virtual reality) provide ample room for growth in the years to come.

At the same time Qualcomm’s stock price went from high $60s to low $50s after Apple filed a lawsuit against the company in January 2017. We view this legal battle purely as an attempt to renegotiate royalty rates on the part of Apple. Qualcomm has had to deal with similar complaints and investigations many times in the past and has fended them off rather successfully. At our purchase price, the company was trading at EV/FY2016 EBIT of only 8.0x and a dividend yield of more than 4%, which we find attractive for a high quality company like Qualcomm.

With our investment in Spirit Airlines, we are making a bet that, even with the FTC asleep at the switch, a new entrant positioning itself as an ultra-low cost carrier similar to that of Ryanair in Europe should be able to profitably grow market share. For reasons discussed in depth within this letter, the legacy airlines are focused on increasing economic rents rather than improving their customer value propositions. As a relatively new entrant with a lowest cost, lowest price business model and the most fuel efficient fleet in the airline industry, we think there is a good chance that Spirit will succeed in taking market share from high-cost, customer-unfocused airline carriers during the coming decade.

Our overall asset allocation remains roughly the same as it was on June 30. We continue to have a fair amount of dry powder in the form of cash, bonds, and gold, which we hope to deploy when stock buying opportunities increase. In addition, we have purchased puts on the S&P 500 Index and on the Russell 2000 Index in recent months in order to take advantage of all time low levels of volatility.

* * * * * * *

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While this has nothing whatsoever to do with investing, we want to provide the fantastic news that one of our valued colleagues, Matt Blume, competed in the Berlin Marathon in September with a time of 2:18:54; this personal record allowed Matt to qualify for the U.S. Olympic trials. We are beyond thrilled for Matt, and we are proud of him too. For those of you who might not know Matt, he has been commuting with his legs for years in his quest to make the Olympic trials; this is a life-long dream come true for him. Congratulations, Matt!

We very much appreciate having your trust to manage your investment in Appleseed Fund, and we similarly are deeply appreciative of your investment patience, which is such a critical factor in generating attractive long-term returns.

If you have any questions about this letter or about Appleseed Fund’s investment portfolio, please do not hesitate to contact Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com.

Thank you again for your continued support and your trust in our ability to manage your Appleseed Fund investment.

Sincerely,

Billy Pekin

Adam Strauss

Josh Strauss

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Through September 30, 2017, the Appleseed Fund Investor Class (APPLX) generated a one year return of 8.37%, a three year average annual return of 2.76%, a five year average annual return of 5.62%, a ten year average annual return of 6.37% and an annualized return of 6.26% since the Fund’s inception on December 8, 2006.

Performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month is available by calling us toll free at 1-800-470-1029.

As of September 30, 2017, Top 10 Portfolio Holdings: Sprott Physical Gold Trust - 13.92%, Herbalife Ltd - 5.89%, Oaktree Capital Group LLC - 4.49%, SK Telecom Co Ltd ADR - 4.03%, Mexico Utd Mex St 4.75% 2018-06-14 - 3.90%, Hyundai Home Shopping Network Corp - 3.58%, China Mobile Ltd ADR -2.96%, COSCO SHIPPING Ports Ltd - 2.88%, Syntel Inc - 2.86%, Bayerische Motoren Werke AG - 2.83%.

Diversification does not ensure a profit or guarantee against loss.

Definitions

EV/FY EBIT - Forward EV / EBITDA shows how many dollars of enterprise value a company is worth per dollar of estimated EBITDA at the end of the current fiscal year.

Investing involves risk, including loss of principal. There is no guarantee that this, or any investment strategy will succeed. Small and mid-cap investing involve greater risk no associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. Investment in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulator and liquidity risks, foreign taxation and difference in auditing and other financial standards. Fixed income investments are affected by overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes and international economic and political developments.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

The Appleseed Fund is distributed by Unified Financial Securities, LLC. (Member FINRA)

© Appleseed Fund 2006 - 2017 | Privacy Policy

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a)

(For the periods ended September 30, 2017)

	One Year	Five Year	Ten Year	Since Inception (12/08/06)	Since Inception (1/31/11)
Appleseed Fund
Investor Class	8.37%	5.62%	6.37%	6.26%	N/A
Institutional Class	8.59%	5.87%	N/A	N/A	6.00%
MSCI World Index(b)	18.17%	10.99%	4.22%	5.06%	8.84%

	Expense Ratios(c)
	Investor	Institutional
	Class	Class
Gross	1.48%	1.23%
With Applicable Waivers	1.25%	1.06%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated January 28, 2017. Pekin Singer Strauss Asset Management (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 0.95% the Fund’s average daily net assets through January 31, 2018. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years; provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2017 can be found on the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 30, 2007 for the Investor Class and held through September 30, 2017. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $100,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2017. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

17

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Shares	Fair Value
Common Stocks — 65.94%

Business Services — 2.93%
Syntel, Inc.	266,289	$5,232,579

Consumer Discretionary — 6.58%
Bayerische Motoren Werke AG (Germany)	51,000	5,173,537
Hyundai Home Shopping Network Corp. (South Korea)	62,130	6,567,366

		11,740,903

Consumer Staples — 6.05%
Herbalife Ltd. (Cayman Islands) *	159,100	10,791,753

Financials — 6.53%
Air Lease Corp.	80,475	3,429,844
Oaktree Capital Group, LLC (a)	174,650	8,217,282

		11,647,126

Health Care — 3.77%
Joint Corp./The *	30,000	142,800
McKesson Corp.	19,500	2,995,395
Paramount Bed Holdings Co. Ltd. (Japan)	83,700	3,596,601

		6,734,796

Industrials — 7.44%
Aggreko PLC (United Kingdom)	310,000	3,900,024
Spirit Airlines, Inc. *	110,978	3,707,775
Titan International, Inc.	298,988	3,034,728
Toyo Tanso Co. Ltd. (Japan)	110,000	2,624,867

		13,267,394

Information Technology — 6.60%
QUALCOMM, Inc.	81,100	4,204,224
Samsung Electronics Co. Ltd. (South Korea)	1,650	3,695,783
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	103,341	3,880,455

		11,780,462

Materials — 4.70%
CF Industries Holdings, Inc.	99,775	3,508,089
Mosaic Co./The	225,837	4,875,821

		8,383,910

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2017

	Shares	Fair Value
Common Stocks — 65.94% – continued

Pharmaceuticals — 1.77%
Novartis AG (Switzerland) (a)	36,750	$3,154,988

Real Estate — 2.67%
Jones Lang LaSalle, Inc.	38,515	4,756,602

Telecommunication Services — 9.27%
China Mobile Ltd. (Hong Kong) (a)	107,300	5,426,161
SK Telecom Co., Ltd. (South Korea)	300,529	7,390,008
Verizon Communications, Inc. (a)	75,065	3,714,967

		16,531,136

Transportation — 7.63%
COSCO SHIPPING Ports Ltd. (Hong Kong)	4,738,000	5,270,827
Stagecoach Group PLC	2,233,883	5,108,977
Yusen Logistics Co. Ltd. (Japan)	354,400	3,234,703

		13,614,507

TOTAL COMMON STOCKS (Cost $106,552,256)		117,636,156

Exchange-Traded Funds — 1.19%

VanEck Merk Gold Shares *	168,000	2,121,840

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,927,944)		2,121,840

Closed-End Trusts — 14.29%

Sprott Physical Gold Trust (Canada) (b) *	2,441,436	25,488,592

TOTAL CLOSED-END TRUSTS (Cost $24,319,882)		25,488,592

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2017

	Principal Amount	Fair Value
U.S. Government Securities — 1.96%

United States Treasury Note, 0.75%, 10/31/2017	$3,500,000	$3,499,212

TOTAL U.S. GOVERNMENT SECURITIES (Cost $3,500,092)		3,499,212

Foreign Government Bonds — 8.38%

Mexican Bonos, Series M, 5.75%, 3/5/2026 (c)	66,500,000	3,408,456
Mexican Bonos, Series M, 4.75%, 6/14/2018 (c)	130,000,000	7,033,199
Singapore Government Bond, 2.50%, 6/1/2019 (c)	6,000,000	4,508,283

TOTAL FOREIGN GOVERNMENT BONDS (Cost $14,176,350)		14,949,938

Certificates of Deposit — 1.42%

Beneficial Bank, 0.20%, 10/18/2017	250,000	250,000
Community Bank, 0.35%, 3/08/2018	250,000	250,000
Community Bank, 0.75%, 9/20/2018 (d)	1,030,370	1,030,370
New Resource Bank, 0.05%, 10/18/2017	249,530	249,530
Self-Help Federal Credit Union, 0.25%, 10/30/2017	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 11/28/2017	250,000	250,000
Sunrise Bank, 0.12%, 10/3/2017	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,529,900)		2,529,900

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date
Put Options Purchased — 0.15%

iShares Russell 2000	7,000	$91,000,000	$130.00	October 2017	35,000
SPDR S&P 500 ETF	550	13,310,000	242.00	December 2017	118,800
SPDR S&P 500 ETF	700	17,220,000	246.00	November 2017	106,400

TOTAL PUT OPTIONS PURCHASED (Cost $513,167)					260,200

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2017

	Shares	Fair Value
Money Market Securities — 11.16%

Federated Government Obligations Fund, Institutional Class, 0.90% (e)	19,916,949	$19,916,949

TOTAL MONEY MARKET SECURITIES (Cost $19,916,949)		19,916,949

TOTAL INVESTMENTS — 104.49% (Cost $173,436,540)		186,402,787

Liabilities in Excess of Other Assets — (4.49)%		(8,012,633)

NET ASSETS — 100.00%		$178,390,154

(a)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on September 30, 2017, was $14,246,336.
(b)	Passive Foreign Investment Company
(c)	Foreign-denominated security. Principal amount is reflects local currency.
(d)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC insured.
(e)	Rate disclosed is the seven day effective yield as of September 30, 2017.
*	Non-income producing security.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND

SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2017

	Shares	Fair Value
Common Stocks - Short — (5.98%)

Consumer Discretionary — (1.62%)
Petmed Express, Inc.	(23,000)	$(762,450)
Select Comfort Corp.	(47,000)	(1,459,350)
Wingstop, Inc.	(20,000)	(665,000)

		(2,886,800)

Financials — (0.72%)
Bank of the Ozarks, Inc.	(15,000)	(720,750)
BOFI Holding, Inc.	(20,000)	(569,400)

		(1,290,150)

Health Care — (0.25%)
Mallinckrodt PLC (United Kingdom)	(12,000)	(448,440)

Industrials — (0.51%)
Avis Budget Group, Inc.	(12,000)	(456,720)
HERTZ Global Holdings, Inc.	(20,000)	(447,200)

		(903,920)

Information Technology — (2.58%)
Electronics For Imaging, Inc.	(25,000)	(1,067,000)
Micron Technology, Inc.	(48,000)	(1,887,840)
PTC, Inc.	(18,000)	(1,013,040)
ViaSat, Inc.	(10,000)	(643,200)

		(4,611,080)

Telecommunication Services — (0.30%)
Sprint Corp.	(69,000)	(536,820)

TOTAL COMMON STOCKS - SHORT (Proceeds Received $9,570,321)		$(10,677,210)

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND

SCHEDULE OF FUTURES CONTRACTS

September 30, 2017

Short Futures Contracts	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation
Japanese Yen Currency Futures Contract	(60)	December 2017	$(6,690,000)	$(6,690,000)	$284,794

TOTAL SHORT FUTURES CONTRACTS	(60)				$284,794

See accompanying notes which are an integral part of these financial statements.

23

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

Assets
Investments in securities at fair value (cost $173,436,540)	$186,402,787
Cash	17,213
Cash restricted at broker for securities sold short	5,701,523
Cash held at broker (a)	165,000
Receivable for fund shares sold	96,156
Receivable for investments sold	428,414
Dividends and interest receivable	850,924
Receivable for net variation margin on futures contracts	5,625
Prepaid expenses	8,583

Total Assets	193,676,225

Liabilities
Investments in securities sold short, at fair value (proceeds received $9,570,321)	10,677,210
Payable for fund shares redeemed	31,592
Payable for investments purchased	4,388,417
Payable to Adviser, net of waiver	106,632
Payable for Administrative Services Plan fees, Investor Class, net of waiver	13,657
Payable to Administrator	16,785
Payable to trustees	2,959
Other accrued expenses	48,819

Total Liabilities	15,286,071

Net Assets	$178,390,154

Net Assets consist of:
Paid-in capital	$168,632,757
Accumulated undistributed net investment loss	(1,126,402)
Accumulated undistributed net realized loss from investments	(1,267,191)
Net unrealized appreciation (depreciation) on:
Investment securities	12,966,247
Securities sold short	(1,106,889)
Foreign currency translations	6,838
Futures contracts	284,794

Net Assets	$178,390,154

Net Assets: Investor Class	$86,898,327

Shares outstanding (unlimited number of shares authorized, no par value)	6,656,560

Net asset value, offering price, and redemption price per share (b)	$13.05

Net Assets: Institutional Class	$91,491,827

Shares outstanding (unlimited number of shares authorized, no par value)	6,964,534

Net asset value, offering price, and redemption price per share (b)	$13.14

(a)	Cash used as collateral for futures contract transactions.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2017

Investment Income
Dividend income (net of foreign taxes withheld of $261,257)	$4,145,269
Interest income	617,530

Total investment income	4,762,799

Expenses
Investment Adviser	1,540,707
Administrative services plan, Investor Class	239,106
Administration	115,870
Fund accounting	50,144
Custodian	48,073
Report printing	38,513
Transfer agent	36,099
Registration	32,157
Legal	21,100
Audit	20,500
Insurance	14,382
Trustee	11,912
CCO	8,271
Pricing	8,173
Miscellaneous	38,238
Interest	66,321
Dividend expense on securities sold short	178,175

Total expenses	2,467,741
Fees waived by Adviser	(261,202)
Administrative services plan waiver	(57,384)

Net operating expenses	2,149,155

Net investment income	2,613,644

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	4,052,071
Securities sold short	(3,067,112)
Written options	506,393
Foreign currency translations	(156,330)
Futures contracts	412,307
Change in unrealized appreciation (depreciation) on:
Investment securities	9,132,236
Securities sold short	571,415
Written options	(58,880)
Foreign currency translations	7,224
Futures contracts	320,110

Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	11,719,434

Net increase in net assets resulting from operations	$14,333,078

See accompanying notes which are an integral part of these financial statements.

25

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$2,613,644	$691,472
Net realized gain (loss) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	1,747,329	(1,154,111)
Change in unrealized appreciation on investment securities, written options, securities sold short, foreign currency translations and futures contracts	9,972,105	18,539,049

Net increase in net assets resulting from operations	14,333,078	18,076,410

Distributions
From net investment income - Investor Class	(1,435,180)	—
From net investment income - Institutional Class	(1,461,804)	(124,811)
From net realized gains - Investor Class	(19,814)	(2,617,671)
From net realized gains - Institutional Class	(17,129)	(2,084,654)

Total distributions	(2,933,927)	(4,827,136)

Capital Transactions - Investor Class
Proceeds from shares sold	17,383,117	23,328,261
Reinvestment of distributions	1,430,652	2,584,223
Amount paid for shares redeemed	(41,728,215)	(41,542,258)
Proceeds from redemption fees (a)	6,758	3,298

Total Investor Class	(22,907,688)	(15,626,476)

Capital Transactions - Institutional Class
Proceeds from shares sold	25,809,630	16,579,592
Reinvestment of distributions	1,430,433	2,171,206
Amount paid for shares redeemed	(29,837,733)	(28,933,094)
Proceeds from redemption fees (a)	44	1,379

Total Institutional Class	(2,597,626)	(10,180,917)

Net decrease in net assets resulting from capital transactions	(25,505,314)	(25,807,393)

Total Decrease in Net Assets	(14,106,163)	(12,558,119)

See accompanying notes which are an integral part of these financial statements.

26

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net Assets
Beginning of year	$192,496,317	$205,054,436

End of year	$178,390,154	$192,496,317

Accumulated undistributed net investment loss included in net assets at end of year	$(1,126,402)	$(115,695)

Share Transactions - Investor Class
Shares sold	1,399,372	2,008,923
Shares issued in reinvestment of distributions	119,720	235,357
Shares redeemed	(3,341,466)	(3,630,044)

Total Investor Class	(1,822,374)	(1,385,764)

Share Transactions - Institutional Class
Shares sold	2,042,213	1,420,774
Shares issued in reinvestment of distributions	119,203	196,667
Shares redeemed	(2,413,940)	(2,472,035)

Total Institutional Class	(252,524)	(854,594)

Net decrease in shares outstanding	(2,074,898)	(2,240,358)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

27

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended September 30, 2017	Year ended September 30, 2016
Selected Per Share Data:
Net asset value, beginning of year	$12.22	$11.40
Investment operations:
Net investment income (loss)	0.15	0.03
Net realized and unrealized gain (loss) on investments	0.85	1.07

Total from investment operations	1.00	1.10

Less distributions to shareholders:
From net investment income	(0.17)	—
From net realized gain	— (a)	(0.28)

Total distributions	(0.17)	(0.28)

Paid in capital from redemption fees	— (a)	— (a)

Net asset value, end of year	$13.05	$12.22

Total Return (b)	8.37%	9.90%
Ratios and Supplemental Data:
Net assets, end of year (000)	$86,898	$103,650
Ratio of net expenses to average net assets (c)(d)	1.27%	1.16%
Ratio of expenses to average net assets before waiver and reimbursement (c)	1.48%	1.39%
Ratio of net investment income (loss) to average net assets (c)	1.33%	0.27%
Portfolio turnover rate	56%	82%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(d)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14%, 1.14%, 1.20%, 1.24% and 1.24% for the fiscal years ended September 30, 2017, 2016, 2015, 2014, and 2013, respectively.
(e)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

29

Year ended September 30, 2015		Year ended September 30, 2014	Year ended September 30, 2013
$13.96		$14.80	$13.07
(0.01)		0.03	0.07
(1.15)		0.36	2.17

(1.16)		0.39	2.24

—		— (a)	(0.23)
(1.40)		(1.23)	(0.28)

(1.40)		(1.23)	(0.51)

—	(a)	— (a)	— (a)

$11.40		$13.96	$14.80

(8.90)%		2.85%	17.79%
$112,447		$169,903	$249,372
1.22	%(e)	1.26%	1.29%
1.39%		1.48%	1.51%
(0.06)%		0.40%	0.34%
52%		53%	63%

See accompanying notes which are an integral part of these financial statements.

30

APPLESEED FUND —

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended September 30, 2017	Year ended September 30, 2016
Selected Per Share Data
Net asset value, beginning of year	$12.31	$11.47
Investment operations:
Net investment income	0.18	0.06
Net realized and unrealized gain (loss) on investments	0.86	1.08

Total from investment operations	1.04	1.14

Less Distributions to shareholders:
From net investment income	(0.21)	(0.02)
From net realized gain	— (b)	(0.28)

Total distributions	(0.21)	(0.30)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$13.14	$12.31

Total Return (c)	8.59%	10.18%

Ratios and Supplemental Data
Net assets, end of year (000)	$91,492	$88,846
Ratio of net expenses to average net assets (d)(e)	1.08%	0.97%
Ratio of expenses to average net assets before waiver and reimbursement (d)	1.23%	1.14%
Ratio of net investment income (loss) to average net assets (d)	1.56%	0.46%
Portfolio turnover rate	56%	82%

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95%, 0.95%, 0.95%, 0.99% and 0.99% for the fiscal years ended September 30, 2017, 2016, 2015, 2014, and 2013, respectively.
(f)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

31

Year ended September 30, 2015		Year ended September 30, 2014	Year ended September 30, 2013
$14.02		$14.86	$13.09
0.02		0.13	0.08 (a)
(1.16)		0.30	2.20

(1.14)		0.43	2.28

(0.01)		(0.04)	(0.23)
(1.40)		(1.23)	(0.28)

(1.41)		(1.27)	(0.51)

—	(b)	— (b)	— (b)

$11.47		$14.02	$14.86

(8.68)%		3.10%	18.07%
$92,607		$120,714	$54,396
0.97	%(f)	1.01%	1.04%
1.14%		1.23%	1.26%
0.18%		0.44%	0.55%
52%		53%	63%

See accompanying notes which are an integral part of these financial statements.

32

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

33

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

34

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Short Sales - The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s social and environmental screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net

35

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations, when required. During the fiscal year ended September 30, 2017, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts

36

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the fiscal year ended September 30, 2017, the Fund made the following reclassifications to increase (decrease) the components of net assets, which were due to return of capital distributions from underlying investments and dispositions of complex securities:

	Accumulated	Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss)
Paid in Capital	Income (Loss)	from Investments
$220,561	$(727,367)	$506,806

37

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

38

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including domestic, and foreign common stocks, exchange-traded funds and closed-end trusts that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Debt securities, including corporate bonds, U.S. government securities, and foreign government bonds, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value

39

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which market quotations are not available or the price provided by the service is not reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a

40

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017.

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$117,636,156	$—	$—	$117,636,156
Exchange-Traded Funds	2,121,840	—	—	$2,121,840
Closed-End Trusts	25,488,592	—	—	25,488,592
U.S. Government Securities	—	3,499,212	—	3,499,212
Foreign Government Bonds	—	14,949,938	—	14,949,938
Certificates of Deposit	—	2,529,900	—	2,529,900
Put Options Purchased	260,200	—	—	260,200
Money Market Securities	19,916,949	—	—	19,916,949

Total	$165,423,737	$20,979,050	$—	$186,402,787

*	Refer to Schedule of Investments for sector classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Short Common Stocks	$10,677,210	$—	$—	$10,677,210
Short Futures Contracts*	284,794	—	—	284,794

Total	$10,962,004	$—	$—	$10,962,004

*	The amount shown represents the net unrealized appreciation of the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of September 30, 2017 based on input levels assigned at September 30, 2016.

41

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure or interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal year. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2017, is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

42

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2017, and the effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017.

At September 30, 2017:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities	Amount
Foreign Exchange Risk:
Short currency futures contracts	Receivable for net variation margin on futures contracts	$5,625
Equity Price Risk:
Purchased option contracts	Investments in securities, at fair value	$260,200

For the year ended September 30, 2017:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Open/ Sold Short/ Written	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Short currency futures contracts	Net realized and unrealized gain (loss) on futures contracts	294	296	$412,307	$320,110
Equity Price Risk:
Written option contracts	Net realized and unrealized gain (loss) on written options	4,208	4,908	$506,393	$(58,880)
Equity Price Risk:
Purchased option contracts	Net realized and unrealized gain (loss) on investments	47,946	45,196	$(861,756)	$303,502

43

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Purchased Options
Investments in securities at fair value	$260,200	$—	$260,200	$—	$—	$260,200
Futures Contracts
Short currency futures contracts	$5,625	$—	$5,625	$—	$(5,625)	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2017, before the waiver described below, the Adviser earned a fee of $1,540,707 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2018, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.95%. For the fiscal year ended September 30, 2017, the Adviser waived fees of $261,202. At September 30, 2017, the Adviser was owed $106,632 from the Fund for advisory services.

44

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of September 30, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $1,031,406 from the Fund no later than September 30, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2017, the Administrator earned fees of $115,870 for administration services, $36,099 for transfer agent services, and $50,144 for fund accounting services. At September 30, 2017, the Fund owed the Administrator $16,785 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,800 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,250 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are officers or employees of Ultimus Fund Solutions, LLC. Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. Both the Administrator and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such persons may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Funds.

45

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. The CCO receives compensation plus reimbursement for out of pocket expenses through contracts with the funds.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2018. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the year ended September 30, 2017, the Investor Class incurred Service fees of $239,106 ($181,722 after waiver described above). At September 30, 2017, $13,657 was owed to the Adviser pursuant to the Administrative Services Plan.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the

46

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

“Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund does not currently intend to activate the Plan prior to January 31, 2018.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2017, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$—
Other	101,174,040
Sales
U.S. Government Obligations	$6,993,022
Other	126,743,486

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2017, Pershing LLC, for the benefit of its customers, owned 28.70% of the Fund and Charles Schwab & Co., Inc., for the benefit of its customers, owned 28.23% of the Fund. As a result, Pershing LLC and Charles Schwab & Co., Inc. may be deemed to control the Fund.

47

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2017

NOTE 8. FEDERAL TAX INFORMATION

At September 30, 2017, the appreciation (depreciation) of investments, for tax purposes, was as follows:

Amount
Gross Appreciation	$15,995,512
Gross (Depreciation)	(5,924,008)

Net Appreciation on Investments	$10,071,504

At September 30, 2017, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $166,767,800. During the fiscal year ended September 30, 2017 the Fund utilized $2,625,918 in available capital loss carryforwards.

The tax characterization of distributions for the fiscal years ended September 30, 2017 and 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary Income*	$2,933,927	$124,820
Long-term Capital Gain	—	4,702,315

	$2,933,927	$4,827,135

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$792,782
Unrealized appreciation (depreciation)	8,964,615

$9,757,397

At September 30, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2017, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

48

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, and futures contracts, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

49

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2017 to September 30, 2017.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

50

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period(1)	Annualized Expense Ratio
Investor Class	Actual	$1,000.00	$1,039.00	$6.11	1.20%
	Hypothetical(2)	$1,000.00	$1,019.07	$6.05	1.20%
Institutional Class	Actual	$1,000.00	$1,040.40	$5.14	1.01%
	Hypothetical(2)	$1,000.00	$1,020.03	$5.09	1.01%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

51

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

52

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

Ronald C.Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

53

TRUSTEES AND OFFICERS – continued (Unaudited)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.

Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).

54

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

55

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of continuance of the Fund’s management agreement with its investment adviser, Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on August 1, 2017 via teleconference to review and discuss materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Pekin Singer.

At the Trustees’ quarterly meeting held in August 2017, the Committee and the Board interviewed certain executives of Pekin Singer, including Pekin Singer’s Chief Operating Officer and Chief Compliance Officer, and one of its Portfolio Managers. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Pekin Singer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Pekin Singer for an additional year. The Trustees’ approval of the continuance of Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin Singer provides to the Fund, which included, but were not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Pekin Singer’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin Singer

56

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin Singer to the Fund.

(ii)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2017. The Trustees observed that the Fund’s Investor Class had underperformed its benchmark, the MSCI World Index, and the average return of its Morningstar World Allocation category for the one-, three- and five-year periods, but that it had outperformed both the benchmark and the category over the ten-year period. The Trustees considered Pekin Singer’s explanation that the Fund’s underperformance was primarily due to the fact that it is a hedged portfolio. The Trustees considered the long-term performance to be excellent, taking into account the cash drag and the defensive nature of the portfolio.

(iii)	Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Fund’s Morningstar World Allocation category, which indicated that the Fund’s gross management fee and net expenses are higher than the average and median for that group of funds. The Trustees considered, however, Pekin Singer’s explanation that the amount of work required by its socially responsible investing strategy justifies the higher management fee.

The Trustees also considered a profitability analysis prepared by Pekin Singer for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Pekin Singer is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees also recalled their review of the Fund’s Administrative Services plan at its February meeting and considered other potential benefits that Pekin Singer may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with Pekin Singer’s other advisory clients. After considering the above information, the Trustees concluded that the current advisory fee for

57

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

the Fund represents reasonable compensation in light of the nature and quality of Pekin Singer’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Pekin Singer’s services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin Singer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Pekin Singer’s level of profitability in managing the Fund, it does not appear that Pekin Singer is currently realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

58

OTHER FEDERAL TAX INFORMATION – (Unaudited)

For the year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV. For the year ended September 30, 2017, the Fund paid qualified dividend income of 91.79%.

For the year ended September 30, 2017, 77.54% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The foreign source income per share was $0.18 and the foreign tax expense per share was $0.02. Shareholders will receive more detailed information along with their 2017 Form 1099-DIV.

59

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

60

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

62

IRON Funds

Management Discussion of Fund Performance (Unaudited)

Markets

The economy continues to chug along with benign inflation numbers. While the Federal Reserve (“the Fed”) GDP forecast for 2018 remains at 2% to 2.3%, the latest quarterly GDP quarter over quarter number released on September 30 came in at a robust 3.1%. If GDP numbers continue to come in higher than the Fed’s long-term expectations, the current environment of tight credit spreads and flat yield curve could change dramatically. In order to see any major change in the GDP or inflation numbers, we continue to believe that corporate tax reform is needed, which will probably take until at least the end of the first quarter 2018.

The Federal Open Market Committee met in September and voted unanimously to maintain the target range for the Federal Funds rate at 1% to 1.25%. In October, the committee announced the initiation of the balance sheet normalization program. The Fed will permit up to $6 Billion in US Treasury securities and $4 Billion in Agency Mortgage backed debt to mature without repurchase before making any purchases on a monthly basis. This number will jump to $20 Billion a month starting January 2018, and over the coming months rise to $50 Billion a month. As we have mentioned in past updates, this is the most significant supply/demand change to the fixed income markets in the past decade. The overall goal is to reduce the Fed’s $4.5 trillion balance sheet. With the Fed buying significantly less bonds going forward, the question becomes whether the bond market can absorb this new supply without interest rates rising. Another interesting little talked about Fed note is the resignation of Fed Vice Chair Stanley Fischer. With his departure, just 3 of the 7 Board of Governor positions remain filled. This adds yet more uncertainty to an already chaotic marketplace.

The Iron Strategic Income Fund

The Iron Strategic Income Fund’s (“Fund”) Institutional Class shares returned 3.41% for the fiscal year ended September 30, 2017, compared to its benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”) return of 5.91%. During the same period the Investor Class shares returned 3.01%. The Fund’s varying level of exposure to below investment grade fixed income was the main contributor to the Fund’s performance for the year. The benchmark’s exposure to a large variety of strategies, including those with substantial equity exposure, contributed to the index’s higher return. Our goal is to manage the Fund to produce the best possible risk adjusted return over long term market cycles. Since the inception of the Fund Institutional Class shares (October 11, 2006), we have maintained a higher Sharpe Ratio (0.88 vs 0.67), lower volatility as measured by Standard Deviation (5.50% vs. 5.53%) and higher annualized total return (5.63% vs 4.37%) than that of our Benchmark. The Fund also maintains a low correlation of 0.17 to the Bloomberg Barclays Aggregate Bond Index, a broad measure of the fixed income universe. Low correlation can help to provide portfolio diversification. Sharpe Ratio is calculated by using standard deviation and excess return to determine reward per unit of

IRON Funds

Management Discussion of Fund Performance (Unaudited) (continued)

risk, while Standard Deviation depicts how widely a mutual fund’s returns have varied over a certain period of time.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit volatility and drawdown while still producing attractive returns (drawdown can be described as the largest percentage decline from peak to trough). For example, by strategically adjusting our exposure to the market, we have been able to limit the Fund’s largest drawdown, which occurred in 2008, to 12.75% vs 19.68% for the Benchmark. While it is our belief that an absolute return focused fixed income strategy provides investors with better risk adjusted returns over time, we understand this opportunity does not come without cost. Investing in an absolute return strategy can result in underperformance during a bull market.

Hedging the portfolio has been an important tool for the Fund since its inception. Derivatives and short positions are used to manage the Fund’s risk/return profile. Our derivatives use has primarily been in the form of buying protection on the Markit CDX North America High Yield Index and hedging our credit risk by selling total return swaps on high yield ETFs. This has proven to be a cost effective and expedient tool for reducing the Fund’s credit exposure rather than selling our current holdings. While these derivatives positions did detract from the Fund’s total return for the year, they accomplished their primary purpose of effectively hedging against credit risk.

The Iron Equity Premium Income Fund

The Iron Equity Premium Income Fund’s (“Fund”) Institutional Class shares returned 14.67% for the fiscal year ended September 30, 2017, compared to its benchmark, the CBOE S&P 500 Buywrite Index (BXM), return of 12.84%. During the same period the Investor Class shares returned 14.30%. The Fund outperformed its benchmark by 1.83% because of the manager’s ability to actively adjust the option positions, while the benchmark Index writes at the money options only. At the money options can provide higher premiums, but may force the seller to sacrifice potential upside gains. The Fund’s goal is to fully utilize the main driver of performance, the underlying security, to take advantage of the long term upward trend. Over full market cycles, it is the underlying equity that drives total return and not the option premiums.

Volatility, as measured by the VIX Index, averaged 12.05 over the fiscal year, which is significantly lower than its 20 year average of slightly over 20. On July 26th, the VIX dropped to 8.84, its lowest reading ever. This lack of volatility has led to historically low option premiums.

Over the last fiscal year the ability to actively manage and adjust our option positions has permitted us to write 17 options vs the BXM’s 12 options written. We believe the ability to actively manage the Fund’s options positions will allow the Fund to capture a greater

IRON Funds

Management Discussion of Fund Performance (Unaudited) (continued)

percentage of the upside return of the S&P 500 versus the static management of the BXM over time.

Conclusion

As the Iron Strategic Income Fund turns 11 and the Iron Equity Premium Income Fund turns 2, it seems the one constant is ever changing markets. We continue to monitor the marketplace for risk and opportunity in an effort to provide consistent value.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark Portfolio Manager	Danny Sternberg Portfolio Manager

Ted Connolly Portfolio Manager	Joe Fanaro Portfolio Manager

IRON Financial LLC

IRON Funds

Performance Results (Unaudited)

Average Annual Total Returns (a)

as of September 30, 2017

	One Year	Five Year	Ten Year	Since Inception (10/11/06)	Since Inception (2/2/09)
IRON Strategic Income Fund
Institutional Class	3.41%	2.48%	5.40%	5.63%	N/A
Investor Class	3.01%	2.12%	N/A	N/A	6.31%
Credit Suisse Hedge Fund Index (b)	5.91%	4.16%	3.24%	4.37%	5.90%

Expense Ratios (c)
Institutional Class	Investor Class
1.77%	2.12%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Strategic Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of January 31, 2009 for the Investor Class.

(c)	The expense ratios are from the Fund’s prospectus dated January 28, 2017. Total Annual Fund Operating Expenses do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus. The Fund’s Financial Highlights reflect the operating expenses of the Fund and do not include the effect of Acquired Fund Fees and Expenses. Additional information pertaining to the Fund’s expense ratios as of September 30, 2017 can be found on the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

IRON Funds

Performance Results – (Unaudited) (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on September 30, 2007 for the Institutional Class and held through September 30, 2017. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the IRON Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

IRON Funds

Performance Results – (Unaudited) (continued)

Average Annual Total Returns (a)

as of September 30, 2017

	One Year	Since Inception (10/30/15)
IRON Equity Premium Income Fund
Institutional Class	14.67%	9.26%
Investor Class	14.30%	8.92%
CBOE S&P 500 BuyWrite Index (b)	12.84%	8.61%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	6.62%	6.97%
With Applicable Waivers	1.11%	1.46%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Equity Premium Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A “Buy-Write” strategy generally is considered to be an investment strategy in which an investor buys a stock or a basket of stocks, and also writes covered call options that correspond to the stock or basket of stocks.

(c)	The expense ratios are from the Fund’s prospectus dated January 28, 2017. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.00% of the Fund’s average daily net assets through January 31, 2018. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within three years following the date of the waiver/reimbursement, provided that the Fund is able to make the repayment without exceeding the 1.00% limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2017 can be found on the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

IRON Funds

Performance Results – (Unaudited) (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 30, 2015 for the Institutional Class (commencement of operations) and held through September 30, 2017. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the CBOE S&P 500 BuyWrite Index is as of October 30, 2015 for the Institutional Class. The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A “Buy-Write” strategy generally is considered to be an investment strategy in which an investor buys a stock or a basket of stocks, and also writes covered call options that correspond to the stock or basket of stocks. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the IRON Equity Premium Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

IRON Funds

Fund Holdings – (Unaudited)

1	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

1	As a percent of net assets

The investment objective of the IRON Equity Premium Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index.

IRON Funds

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2017

Convertible Notes – 11.31%	Principal Amount	Fair Value
Convertible Notes – Domestic – 10.83%
Allscripts Healthcare Solutions, Inc., 1.250%, 7/1/2020	$500,000	$531,250
CalAmp Corp., 1.625%, 5/15/2020	500,000	535,625
Citrix Systems, Inc., 0.500%, 4/15/2019	500,000	581,250
CSG Systems International, Inc., 4.250%, 3/15/2036	500,000	536,875
Echo Global Logistics, Inc., 2.500%, 5/1/2020	500,000	483,438
Electronics For Imaging, Inc., 0.750%, 9/1/2019	500,000	520,937
EZCORP, Inc., 2.125%, 6/15/2019	500,000	491,875
Gogo, Inc., 3.750%, 3/1/2020	500,000	462,188
Huron Consulting Group, Inc., 1.250%, 10/1/2019	500,000	468,750
Jazz Investments I Ltd., 1.875%, 8/15/2021	500,000	528,437
KB Home, 1.375%, 2/1/2019	500,000	527,187
Live Nation Entertainment, Inc., 2.500%, 5/15/2019	500,000	662,187
Macquarie Infrastructure Corp., 2.875%, 7/15/2019	500,000	533,437
National Health Investors, Inc., 3.250%, 4/1/2021	500,000	576,875
NRG Yield, Inc., 3.500%, 2/1/2019 (a)	500,000	510,625
Pandora Media, Inc., 1.750%, 12/1/2020	500,000	469,375
PennyMac Corp., 5.375%, 5/1/2020	500,000	496,875
Prospect Capital Corp., 4.750%, 4/15/2020	500,000	505,625
Quidel Corp., 3.250%, 12/15/2020	500,000	759,687
Rovi Corp., 0.500%, 3/1/2020	500,000	504,688
SEACOR Holdings, Inc., 3.000%, 11/15/2028	500,000	449,063
Vector Group Ltd., 1.750%, 4/15/2020 (b)	500,000	573,125
Verint Systems, Inc., 1.500%, 6/1/2021	500,000	491,250
Wright Medical Group, Inc., 2.000%, 2/15/2020	500,000	542,812

		12,743,436

Convertible Notes – Mexico – 0.48%
Cemex SAB de CV, 3.720%, 3/15/2020 (c)	500,000	563,125

TOTAL CONVERTIBLE NOTES (Cost $12,658,382)		13,306,561

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2017

U.S. Treasury Obligations – 4.27%	Principal Amount	Fair Value
United States Treasury Bill, 0.000%, 11/9/2017	$4,000,000	$3,995,969
United States Treasury Bill, 0.000%, 3/1/2018	150,000	149,302
United States Treasury Bill, 2.250%, 8/15/2027	880,000	874,139

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,019,053)		5,019,410

Mutual Funds – 52.51%	Shares
American Beacon SiM High Yield Opportunities Fund	892,211	8,663,371
BlackRock High Yield Portfolio – BlackRock Class	19,296	151,475
Columbia High Yield Bond Fund – Class R5	227,500	680,224
Columbia Income Opportunities Fund – Class Z	23,103	232,420
Deutsche High Income Fund–Institutional Class	40,012	192,459
Eaton Vance High Income Opportunities Fund –Class I	692,432	3,171,339
Eaton Vance Income Fund of Boston – Institutional Class	28,281	164,596
Federated Institutional High-Yield Bond Fund –Institutional Class	733,252	7,427,841
Guggenheim High Yield Fund	364,709	3,417,320
Janus Henderson High-Yield Fund – Class I	13,342	114,337
Lazard US Corporate Income Portfolio – Institutional Class	131,062	646,137
Lord Abbett High Yield Fund – Class I	1,026,763	7,967,679
MainStay High Yield Corporate Bond Fund –Class I	448,381	2,600,609
MassMutual Premier High Yield Fund	449,879	4,327,832
PIMCO High Yield Fund – Institutional Class	50,313	455,838
PIMCO High Yield Spectrum Fund – Institutional Class	503,980	5,090,198
Principal High Yield Fund – Institutional Class	667,152	4,990,298
Prudential High Yield Fund – Class Q	597,012	3,331,325
Vanguard High-Yield Corporate Fund –Class Admiral – Admiral Shares	1,272,987	7,625,193
Voya High Yield Bond Fund – Class I	61,988	505,822

TOTAL MUTUAL FUNDS (Cost $60,305,036)		61,756,313

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2017

Exchange-Traded Funds – 24.62%	Shares	Fair Value
iShares 0-5 Year High Yield Corporate Bond ETF	3,391	$162,192
iShares iBoxx $ High Yield Corporate Bond ETF (d)	58,302	5,174,886
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (d)	27,974	2,840,480
PowerShares Fundamental High Yield Corporate Bond Portfolio	373,612	7,128,517
ProShares Short High Yield	5,194	120,085
SPDR Bloomberg Barclays High Yield Bond ETF	187,261	6,988,581
VanEck Vectors Fallen Angel High Yield Bond ETF (d)	215,000	6,516,650
VanEck Vectors International High Yield Bond ETF	1,178	30,345

TOTAL EXCHANGE-TRADED FUNDS (Cost $28,748,792)		28,961,736

Money Market Securities (e)(f) – 17.84%
Federated Treasury Obligations Fund – Institutional Shares, 0.88%	2,344,752	2,344,752
Fidelity Institutional Money Market Treasury Only – Class I, 0.89%	2,344,752	2,344,752
First American Treasury Obligations Fund – Class Z, 0.89% (g)	13,954,308	13,954,308
Wells Fargo Treasury Plus Money Market Fund – Class I, 0.85%	2,344,752	2,344,752

TOTAL MONEY MARKET SECURITIES (Cost $20,988,564)		20,988,564

TOTAL INVESTMENTS – 110.55% (Cost $127,719,827)		130,032,584

Liabilities in excess of other assets – (10.55)%		(12,414,421)

NET ASSETS – 100.00%		$117,618,163

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2017. Rate is based on a fixed interest rate plus an amount equal to the common stock associated with the note.
(c)	Foreign corporate bond denominated in U.S. dollars.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2017

(d)	All or a portion of the security was on loan as of September 30, 2017. The total value of securities on loan as of September 30, 2017 was $11,374,484.
(e)	Rate disclosed is the seven day effective yield as of September 30, 2017.
(f)	All or a portion of these securities are held as collateral for outstanding swap agreements.
(g)	All or a portion of this security purchased with cash proceeds from securities on loan and serves as collateral for those securities as of September 30, 2017. The total value of collateral held for securities on loan was $11,609,555.

Total Return Swap Contracts at September 30, 2017
Referenced Asset	Fund Pays	Fund Receives	Counter-Party	Maturity Date	Notional Amount	Value	Unrealized Appreciation
iShares iBoxx $ High Yield Corporate Bond ETF	1-month USD LIBOR minus 85 basis points	Total Return	BNP Paribas	November 1, 2018	$10,154,960	$10,207,400	$48,020

Futures Contracts at September 30, 2017
Description	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Notional Value	Unrealized Depreciation
10-Year U.S. Treasury Notes	(7)	December 2017	$(877,188)	$(877,188)	$(229)

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND

Schedule of Investments	September 30, 2017

Exchange-Traded Funds – 99.31%	Shares	Fair Value
SPDR S&P 500 ETF (a)	31,700	$7,963,991

TOTAL EXCHANGE-TRADED FUNDS (Cost $6,987,338)		7,963,991

Money Market Securities – 0.57%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 0.86% (b)	45,606	45,606

TOTAL MONEY MARKET SECURITIES (Cost $45,606)		45,606

TOTAL INVESTMENTS – 99.88% (Cost $7,032,944)		8,009,597

Other Assets in Excess of Liabilities – 0.12%		9,698

NET ASSETS – 100.00%		$8,019,295

(a)	All or a portion of the security is held as collateral for written call options.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2017.

Written Call Option Contracts at September 30, 2017
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
SPDR S&P 500 ETF	(317)	$(8,051,800)	$254.00	October 27, 2017	$(22,190)

					$(22,190)

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Assets and Liabilities	September 30, 2017

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Assets
Investments in securities at fair value (cost $127,719,827 and $7,032,944), including $11,374,484 and $0 of securities on loan	$130,032,584	$8,009,597
Cash held at broker for futures contract transactions	13,283	—
Receivable for fund shares sold	34,034	—
Receivable for investments sold	527,094	857
Dividends and interest receivable	320,770	37,550
Unrealized gain on swap contracts	48,020	—
Receivable from Adviser	—	9,761
Prepaid expenses	16,382	18,472

Total Assets	130,992,167	8,076,237

Liabilities
Options written, at value (premium received $0 and $19,402)	—	22,190
Payable for fund shares redeemed	201,574	—
Payable for investments purchased	1,401,265	—
Payable for net variation margin on futures contracts	229	—
Payable upon return of securities loaned	11,609,555	—
Payable to Adviser	98,601	—
Payable for 12b-1 fees, Investor Class	3,666	78
Payable for Administrative Services Plan fees, Investor Class	445	12
Payable to Administrator	15,721	7,750
Payable to trustees	2,925	2,925
Other accrued expenses	40,023	23,987

Total Liabilities	13,374,004	56,942

Net Assets	$117,618,163	$8,019,295

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Assets and Liabilities (continued)	September 30, 2017

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Net Assets consist of:
Paid-in capital	$136,731,223	$7,202,820
Accumulated undistributed net investment income (loss)	(61,381)	—
Accumulated undistributed net realized loss from investments	(21,412,227)	(157,390)
Net unrealized appreciation (depreciation) on:
Investment securities	2,312,757	976,653
Swap contracts	48,020	—
Written options	—	(2,788)
Futures contracts	(229)	—

Net Assets	$117,618,163	$8,019,295

Net Assets: Institutional Class	$112,299,892	$7,870,082

Shares outstanding (unlimited number of shares authorized, no par value)	10,639,789	700,833

Net asset value, offering and redemption price per share (b)	$10.55	$11.23

Net Assets: Investor Class	$5,318,271	$149,213

Shares outstanding (unlimited number of shares authorized, no par value)	500,240	13,290

Net asset value, offering and redemption price per share (b)	$10.63	$11.23

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Operations	For the year ended September 30, 2017

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Investment Income
Dividend income	$5,173,230	$115,059
Interest income	292,978	—
Income from securities loaned	93,376	—

Total investment income	5,559,584	115,059

Expenses
Investment Adviser	1,314,953	50,728
Administrative Services Plan, Investor Class	7,349	84
12b-1, Investor Class	18,373	212
Administration	108,218	37,490
Fund accounting	51,500	27,504
Transfer agent	33,202	28,001
Legal	27,284	19,693
Registration	35,053	37,332
Custodian	18,443	3,505
Audit and tax	22,900	18,400
Trustee	11,878	11,878
Insurance	11,996	2,215
Pricing	5,000	461
Report printing	30,073	4,343
Offering	—	4,952
Chief Compliance Officer	8,194	8,194
Miscellaneous	32,276	26,849

Total expenses	1,736,692	281,841
Fees waived and expenses reimbursed by Adviser	—	(209,555)
Fees reduced by Administrator	—	(15,502)

Net expenses	1,736,692	56,784

Net investment income	3,822,892	58,275

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Operations (continued)	For the year ended September 30, 2017

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Net Realized and Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	$2,318	$—
Net realized gain (loss) on:
Investment securities	3,183,358	39,191
Swap contracts	(1,684,179)	—
Written options	—	(118,143)
Futures contracts	(2,807)	—
Change in unrealized appreciation (depreciation) on:
Investment securities	(864,043)	781,912
Swap contracts	(68,101)	—
Written options	—	(552)
Futures contracts	(229)	—

Net realized and unrealized gain on investment securities, swap contracts, written options and futures contracts	566,317	702,408

Net increase in net assets resulting from operations	$4,389,209	$760,683

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,822,892	$5,246,943	$58,275	$61,980
Long term capital gain dividends from investment companies	2,318	49,529	—	—
Net realized gain (loss) on investment securities, swap contracts, written options and futures contracts	1,496,372	(13,236,187)	(78,952)	(78,438)
Change in unrealized appreciation (depreciation) on investment securities, swap contracts, written options and futures contracts	(932,373)	13,318,310	781,360	192,505

Net increase in net assets resulting from operations	4,389,209	5,378,595	760,683	176,047

Distributions
From net investment income – Institutional Class	(3,685,788)	(4,999,453)	(57,904)	(61,915)
From net investment income – Investor Class	(188,364)	(248,399)	(371)	(980)
From return of capital – Institutional Class	(135,652)	—	(210,729)	—

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets (continued)

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)
From return of capital – Investor Class	$(8,026)	$—	$(3,214)	$—

Total distributions	(4,017,830)	(5,247,852)	(272,218)	(62,895)

Capital Transactions – Institutional Class
Proceeds from shares sold	24,437,406	24,226,966	3,037,066	6,796,278
Reinvestment of distributions	3,415,778	4,608,765	268,124	61,915
Amount paid for shares redeemed	(51,679,256)	(123,287,496)	(587,614)	(2,297,355)
Proceeds from redemption fees (b)	809	312	—	141

Total Institutional Class	(23,825,263)	(94,451,453)	2,717,576	4,560,979

Capital Transactions – Investor Class
Proceeds from shares sold	1,597,762	1,133,819	131,224	125,016
Reinvestment of distributions	195,039	246,389	3,585	980
Amount paid for shares redeemed	(4,872,513)	(5,567,645)	(104,336)	(17,346)
Proceeds from redemption fees (b)	—	55	—	—

Total Investor Class	(3,079,712)	(4,187,382)	30,473	108,650

Net increase (decrease) in net assets resulting from capital transactions	(26,904,975)	(98,638,835)	2,748,049	4,669,629

Total Increase (Decrease) in Net Assets	(26,533,596)	(98,508,092)	3,236,514	4,782,781

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets (continued)

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)
Net Assets
Beginning of period	$144,151,759	$242,659,851	$4,782,781	$—

End of period	$117,618,163	$144,151,759	$8,019,295	$4,782,781

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(61,381)	$31,792	$—	$—

Share Transactions – Institutional Class
Shares sold	2,307,694	2,323,105	273,982	680,618
Shares issued in reinvestment of distributions	325,016	448,280	24,337	6,200
Shares redeemed	(4,882,164)	(11,882,940)	(54,524)	(229,780)

Total Institutional Class	(2,249,454)	(9,111,555)	243,795	457,038

Share Transactions – Investor Class
Shares sold	149,574	107,596	11,843	12,588
Shares issued in reinvestment of distributions	18,435	23,761	325	98
Shares redeemed	(456,968)	(531,774)	(9,797)	(1,767)

Total Investor Class	(288,959)	(400,417)	2,371	10,919

Net increase (decrease) in shares outstanding	(2,538,413)	(9,511,972)	246,166	467,957

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Selected Per Share Data:
Net asset value, beginning of year	$10.53	$10.46

Investment operations:
Net investment income (a)	0.32	0.32
Net realized and unrealized gain (loss)	0.03	0.07

Total from investment operations	0.35	0.39

Less distributions to shareholders:
From net investment income	(0.32)	(0.32)
From net capital gains	—	—
From return of capital	(0.01)	—

Total distributions	(0.33)	(0.32)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of year	$10.55	$10.53

Total Return (d)	3.41%	3.85%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$112,300	$135,780
Ratio of expenses to average net assets (e)	1.30%	1.28%
Ratio of net investment income to average net assets (a) (e)	2.93%	3.02%
Portfolio turnover rate	426%	673%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$11.45	$11.47	$11.33

0.34	0.48	0.52 (b)
(0.76)	(0.01)	0.04

(0.42)	0.47	0.56

(0.30)	(0.49)	(0.42)
(0.27)	—	—
—	—	—

(0.57)	(0.49)	(0.42)

— (c)	— (c)	— (c)

$10.46	$11.45	$11.47

-3.75%	4.14%	5.02%

$230,120	$378,785	$414,438
1.19%	1.15%	1.15%

2.98%	4.07%	4.51%
191%	45%	43%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Selected Per Share Data:
Net asset value, beginning of year	$10.61	$10.54

Investment operations:
Net investment income (a)	0.29	0.30
Net realized and unrealized gain (loss)	0.02	0.06

Total from investment operations	0.31	0.36

Less distributions to shareholders:
From net investment income	(0.28)	(0.29)
From net capital gains	—	—
From return of capital	(0.01)	—

Total distributions	(0.29)	(0.29)

Paid in capital from redemption fees	—	— (c)

Net asset value, end of year	$10.63	$10.61

Total Return (d)	3.01%	3.54%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$5,318	$8,372
Ratio of expenses to average net assets (e)	1.65%	1.63%
Ratio of net investment income to average net assets (a) (e)	2.59%	2.67%
Portfolio turnover rate	426%	673%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$11.53	$11.55	$11.41

0.31	0.40	0.45 (b)
(0.77)	0.04	0.08

(0.46)	0.44	0.53

(0.26)	(0.46)	(0.39)
(0.27)	—	—
—	—	—

(0.53)	(0.46)	(0.39)

— (c)	— (c)	— (c)

$10.54	$11.53	$11.55

-4.08%	3.77%	4.60%

$12,540	$24,328	$14,154
1.54%	1.50%	1.49%

2.61%	3.64%	3.90%
191%	45%	43%

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.22	$10.00

Investment operations:
Net investment income	0.11 (b)	0.12
Net realized and unrealized gain	1.37	0.22

Total from investment operations	1.48	0.34

Less distributions to shareholders:
From net investment income	(0.06)	(0.12)
From return of capital	(0.41)	—

Total distributions	(0.47)	(0.12)

Paid in capital from redemption fees	—	—	(c)

Net asset value, end of period	$11.23	$10.22

Total Return (d)	14.67%	3.41	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$7,870	$4,671
Ratio of net expenses to average net assets (f)	1.00%	1.00	%(g)
Ratio of expenses to average net assets before waiver/reimbursement (f)	5.00%	6.51	%(g)
Ratio of net investment income to average net assets (f)	1.03%	1.36	%(g)
Portfolio turnover rate	6%	42	%(e)

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Per share amount calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.22	$10.00

Investment operations:
Net investment income	0.09 (b)	0.10
Net realized and unrealized gain	1.36	0.21

Total from investment operations	1.45	0.31

Less distributions to shareholders:
From net investment income	(0.03)	(0.09)
From return of capital	(0.41)	—

Total distributions	(0.44)	(0.09)

Net asset value, end of period	$11.23	$10.22

Total Return (c)	14.30%	3.12	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$149	$112
Ratio of net expenses to average net assets (e)	1.35%	1.35	%(f)
Ratio of expenses to average net assets before waiver/reimbursement (e)	5.35%	6.86	%(f)
Ratio of net investment income to average net assets (e)	0.86%	1.15	%(f)
Portfolio turnover rate	6%	42	%(d)

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Per share amount calculated using average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Notes to the Financial Statements	September 30, 2017

NOTE 1. ORGANIZATION

The IRON Strategic Income Fund (the “Strategic Income Fund”) and the IRON Equity Premium Income Fund (the “Equity Premium Income Fund”) (each a “Fund” and, collectively the “Funds”) are each a diversified series of the Unified Series Trust (the “Trust”). The Strategic Income Fund commenced operations on October 11, 2006 and the Equity Premium Income Fund commenced operations on October 30, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is IRON Financial, LLC (the “Adviser”). The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation. The investment objective of the IRON Equity Premium Income Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index.

Each Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of each Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The

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NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Equity Premium Income Fund anticipates making quarterly distributions that in the aggregate will approximate 4% to 5% of the Equity Premium Income Fund’s net assets on an annual basis, although the actual amount may vary. The Equity Premium Income Fund expects that at times a substantial portion of these quarterly distributions will be in amounts in excess of net investment income and realized net short term capital gains, which would constitute a non-taxable return of capital. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the fiscal year ended September 30, 2017, the Funds made the following reclassifications to increase (decrease) the components of net assets, which were due to capital distributions from underlying investments, short term dividend reclassifications, and swap mark to market adjustments:

Fund	Paid-In Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
Strategic Income Fund	$ —	$(41,913)	$41,913

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Strategic Income Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. The contractual maturity of securities lending transactions are on an overnight and continuous basis. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission. A Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). At all times the margin of collateral to fair value of loaned securities shall be at least 102%.

As of September 30, 2017, the Strategic Income Fund loaned securities having a fair value of $11,374,484 and received $11,609,555 of cash collateral for the loan from the following counterparties: Cantor Fitzgerald & Co., J.P. Morgan Securities, LLC, and Merrill Lynch Pierce Fenner & Smith, Inc. This cash was invested in money market securities.

Significant Ownership Concentration – At September 30, 2017, the Equity Premium Income Fund invested 99.31% total net assets in the SPDR S&P 500 ETF (SPY). The financial statements of the SPDR S&P 500 ETF, including the portfolio of investments, are included in the SPDR S&P 500 ETF Trust annual report and can be

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

found at www.us.spdrs.com and should be read in conjunction with the Equity Premium Income Fund’s financial statements.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, each Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, may be priced at the ending net asset value (“NAV”) provided by the service agent of the fund. These securities will be categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of night pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases the security will generally be categorized as a Level 2 security.

Privately negotiated investments, including total return swaps and credit default swaps, shall be valued from an independent third party pricing service. Where no price is available from an independent third party pricing service, the Adviser shall provide a fair value for each such investment, pursuant to a valuation model that has been approved by the Board. These securities will generally be categorized as Level 2 securities.

Debt securities, including convertible notes and U.S. Treasury Obligations, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair value pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017:

Strategic Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Convertible Notes*	$—	$13,306,561	$—	$13,306,561
U.S. Treasury Obligations	—	5,019,410	—	5,019,410
Mutual Funds	61,756,313	—	—	61,756,313
Exchange-Traded Funds	28,961,736	—	—	28,961,736
Money Market Securities	20,988,564	—	—	20,988,564
Total Return Swap Contracts**	—	48,020	—	48,020

Total	$111,706,613	$18,373,991	$—	$130,080,604

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts**	$(229)	$—	$—	$(229)

Total	$(229)	$—	$—	$(229)

Equity Premium Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$7,963,991	$—	$—	$7,963,991
Money Market Securities	45,606	—	—	45,606

Total	$8,009,597	$—	$—	$8,009,597

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(22,190)	$—	$—	$(22,190)

Total	$(22,190)	$—	$—	$(22,190)

*	See schedule of investments for additional country information related to convertible notes.
**	Reflects net appreciation (depreciation) as of September 30, 2017. See Note 4 for additional information related to these instruments.

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds recognize transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended September 30, 2017, based on input levels assigned as of September 30, 2016.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds use derivative instruments for any purpose consistent with their investment objectives including managing risk or ensuring that each Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Funds’ securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Funds may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

Swap Agreements – The Strategic Income Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. Bilateral swap contracts are agreements in which the Strategic Income Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Strategic Income Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. The total return swap held by the Strategic Income Fund at September 30, 2017 was privately negotiated in the OTC market.

A credit default swap involves a protection buyer and a protection seller. The Strategic Income Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS – continued

buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Strategic Income Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Strategic Income Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Strategic Income Fund’s books and records. Upon entering into a credit default swap, the Strategic Income Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Strategic Income Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Strategic Income Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Strategic Income Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Strategic Income Fund receiving or paying only the net amount of the two payments. The Strategic Income Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Strategic Income Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS – continued

the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Strategic Income Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of September 30, 2017, there were no outstanding credit default swap contracts held by the Strategic Income Fund.

Many of the markets in which the Strategic Income Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Strategic Income Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Strategic Income Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Strategic Income Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Strategic Income Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Strategic Income Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

A total return swap involves a total return receiver and a total return payor. The Strategic Income Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS – continued

price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

To mitigate counterparty risk on swap agreements, the Strategic Income Fund may require the counterparty to post collateral to the Strategic Income Fund’s custodian to cover the Strategic Income Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. A counterparty may also require the Strategic Income Fund to post collateral to a segregated account at the Fund’s custodian. As of September 30, 2017, the Strategic Income Fund’s segregated collateral for outstanding swap contracts in the amount of $9,379,009.

Futures Contracts – The Strategic Income Fund uses futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Strategic Income Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Strategic Income Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Strategic Income Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Strategic Income Fund. The Strategic Income Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Strategic Income Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Strategic Income Fund than purchasing the futures contract.

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities. The change in unrealized net appreciation/(depreciation) is reported on the Statements of Operations. When a contract is closed, a realized gain or loss is reported on the Statements of Operations, equal to the difference between the opening and closing value of the contract. Cash held at broker, in the amount of $13,283, as of September 30, 2017 is held for collateral for futures transactions and is restricted from withdrawal. Investing in futures contracts exposes a Fund to interest rate risk.

Written Options Contracts – The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2017, and the effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2017:

Fund	Derivative – Primary Risk Exposure	Location of Derivatives on Statements of Assets and Liabilities	Fair Value
			Asset Derivatives	Liability Derivatives
Strategic Income Fund	Swap contracts – Interest Rate Risk	Unrealized gain on swap contracts	$48,020	$—
Strategic Income Fund	Futures contracts – Interest Rate Risk	Payable for net variation margin on futures contracts	$—	$230
Equity Premium Income Fund	Written call option contracts – Equity Price Risk	Options written, at value	—	22,190

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Fund	Derivative – Primary Risk Exposure	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Futures Contracts	Change in Unrealized Appreciation (Depreciation) on Derivatives
Strategic Income Fund	Futures contracts – Interest Rate Risk	Net realized and unrealized gain (loss) on futures contracts	(360)	353	$(2,807)	$(229)

Fund	Derivative – Primary Risk Exposure	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Strategic Income Fund	Swap contracts – Credit Risk	Net realized and unrealized gain (loss) on swap contracts	$(1,684,179)	$(68,101)
Equity Premium Income Fund	Written option contracts – Equity Price Risk	Net realized and unrealized gain (loss) on written options	(118,143)	(552)

The following summarizes the average ending monthly market value of derivatives outstanding during the fiscal year ended September 30, 2017:

Fund	Derivative	Average Market Value
Strategic Income Fund	Futures contracts	$(585,049)
Equity Premium Income Fund	Written option contracts	(28,755)

The following summarizes the average ending monthly notional value of swap agreements outstanding during the fiscal year ended September 30, 2017, for Strategic Income Fund:

Average Notional Value
Total return swap agreements	$1,266,508

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NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2017:

					Gross Amounts Not Offset in Statements of Assets and Liabilities

	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Strategic Income Fund
Securities Loaned	$—	$(11,609,555)	$—	$11,609,555	$11,609,555	$—	$—
Swap contracts	48,020	—	—	48,020	—	—	48,020
Futures contracts	—	(230)	—	230	—	(230)	—
Equity Premium Income Fund
Written call options	—	(22,190)	—	22,190	22,190	—	—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. The amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements.

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Notes to the Financial Statements (continued)	September 30, 2017

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Strategic Income Fund’s average daily net assets and 0.90% of the Equity Premium Income Fund’s average net assets. For the fiscal year ended September 30, 2017, the Adviser earned fees, before the waiver described below, of $1,314,953 and $50,728 from the Strategic Income Fund and Equity Premium Income Fund, respectively.

With respect to the Equity Premium Income Fund, the Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.00% of average daily net assets through January 31, 2018.

Each fee waiver and expense reimbursement is subject to repayment by the Equity Premium Income Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of September 30, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $394,039 from the Fund no later than September 30, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”), to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended September 30, 2017, fees for administration, transfer agent, fund accounting services, and the amounts due to the Administrator at September 30, 2017 were as follows:

	Strategic Income Fund	Equity Premium Income Fund
Administration	$108,218	$37,490
Fund accounting	51,500	27,504
Transfer agent	33,202	28,001
Ultimus waived fees	—	(15,502)
Payable to Administrator	15,721	7,750

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2017

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

During the fiscal year ended September 30, 2017, the Administrator contractually agreed to waive fees for Equity Premium Fund in the amount of $15,502.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,800 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,250 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are officers or employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Funds.

The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. The CCO receives compensation plus reimbursement for out of pocket expenses through contracts with the funds.

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that each Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Funds,

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2017

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Funds or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended September 30, 2017, the 12b-1 expense incurred by the Strategic Income Fund Investor Class was $18,373. The Strategic Income Fund owed $3,666 for 12b-1 fees as of September 30, 2017. For the fiscal year ended September 30, 2017, the 12b-1 expense incurred by the Equity Premium Income Fund Investor Class was $212. The Equity Premium Income Fund owed $78 for 12b-1 fees as of September 30, 2017.

The Trust, with respect to each Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which each Fund pay an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Funds beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2017

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Funds based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the fiscal year ended September 30, 2017, the Strategic Income Fund Investor class incurred $7,349 in Admin Plan Fees. At September 30, 2017, the Strategic Income Fund owed the Adviser $445 for Administrative Services Plan Fees. For the fiscal year ended September 30, 2017, the Equity Premium Income Fund Investor class incurred $84 in Administrative Services Plan Fees. At September 30, 2017, the Equity Premium Income Fund owed the Adviser $12 for Administrative Services Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Strategic Income Fund	Equity Premium Income Fund
U.S. Government Obligations	$10,001,606	$—
Other	460,209,613	2,801,495
Sales
U.S. Government Obligations	$9,127,213	$—
Other	479,002,102	351,444

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2017, TD Ameritrade owned, as record shareholder, 48.99% of the outstanding shares of the Strategic Income Fund. At September 30, 2017, TD Ameritrade owned, as record shareholder, 72.27% of the outstanding shares of the Equity Premium Income Fund. It is not known whether TD Ameritrade or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2017

NOTE 8. FEDERAL TAX INFORMATION

As of September 30, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Fund	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation	Tax Cost
Strategic Income Fund	$1,737,533	$(103,343)	$1,634,190	$128,398,394
Equity Premium Fund	$969,434	$(2,788)	$966,646	$7,020,761

The tax characterization of distributions paid for the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

2017
	Distributions Paid From
Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Total Distributions
Strategic Income Fund	$3,874,152	$—	$143,678	$4,017,830
Equity Premium Income Fund	$58,275	$—	$213,943	$272,218

2016
	Distributions Paid From
Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Total Distributions
Strategic Income Fund	$5,247,852	$—	$—	$5,247,852
Equity Premium Income Fund	61,980	—	915	62,895

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2017

NOTE 8. FEDERAL TAX INFORMATION – continued

As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation	Total
Strategic Income Fund	$—	$(20,747,250)	$1,634,190	$(19,113,060)
Equity Premium Income Fund	$—	$(150,171)	$966,646	$816,475

As of September 30, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and the tax treatment of swaps.

As of September 30, 2017, the Strategic Income Fund and Equity Premium Income Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $9,561,499 and $150,171. The Strategic Income Fund had long-term capital loss carryforwards available to offset future gains and not subject to expiration of $11,185,751.

NOTE 9. RESTRICTED SECURITIES

The Strategic Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Strategic Income Fund will not incur any registration costs upon such resale. The Strategic Income Fund’s restricted securities are valued at the price provided by dealers in the secondary market. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2017

NOTE 9. RESTRICTED SECURITIES – continued

At September 30, 2017, the aggregate value of such securities amounted to $510,625 and value amounts to 0.43% of the net assets of the Strategic Income Fund.

	Acquisition Date	Principal Amount	Amortized Cost	Value
NRG Yield, Inc., 3.500%, 2/1/2019	7/22/2015	$500,000	$504,876	$510,625

				$510,625

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions from September 30, 2017, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds financial statements.

IRON Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IRON Funds and

Board of Trustees of Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IRON Strategic Income Fund and IRON Equity Premium Income Fund (“IRON Funds” or the “Funds”), each a series of Unified Series Trust, as of and for the year ended September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for IRON Strategic Income Fund, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended for the IRON Equity Premium Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting IRON Funds as of September 30, 2017, and the results of their operations, changes in their net assets, and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

IRON Funds

Summary of Fund Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2017 and held through September 30, 2017.

Actual Expenses

The first line of each table below for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table for each class provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IRON Funds

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period (1)	Annualized Expense Ratio
IRON Strategic Income Fund
Institutional Class	Actual	$1,000.00	$1,018.30	$6.58	1.30%
	Hypothetical (2)	$1,000.00	$1,018.54	$6.58	1.30%
Investor Class	Actual	$1,000.00	$1,017.20	$8.35	1.65%
	Hypothetical (2)	$1,000.00	$1,016.79	$8.35	1.65%

IRON Equity Premium Income Fund
Institutional Class	Actual	$1,000.00	$1,061.20	$5.16	1.00%
	Hypothetical (2)	$1,000.00	$1,020.06	$5.06	1.00%
Investor Class	Actual	$1,000.00	$1,060.00	$6.97	1.35%
	Hypothetical (2)	$1,000.00	$1,018.30	$6.83	1.35%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

IRON Funds

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended September 30, 2017, the IRON Strategic Income Fund and IRON Equity Premium Income Fund designates 0.02% and 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended September 30, 2017, the IRON Strategic Income Fund and IRON Equity Premium Income Fund designates 0.11% and 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

IRON Funds

Trustees And Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003 - present), GTC (2008 - present), Savings Banks Employees Retirement Association (2003 - present), and Advisors Charitable Gift Fund (2008 - present). Director, Lift Up Africa (2008 - present), Chair, Investment Committee of Massachusetts Council of Churches (2011 - present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975 - present).
Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016 - Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011 - Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011 - Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

IRON Funds

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001 - 2017)
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.
*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

IRON Funds

Trustees And Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

IRON Funds

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004
*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

IRON Funds

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 550-1071 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The Iron Equity Premium Income Fund (the “Premium Income Fund”) and the Iron Strategic Income Fund (the “Strategic Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of the continuance of the Funds’ management agreements with the Funds’ investment adviser, Iron Financial, LLC (“Iron”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements.

The Committee convened on May 9, 2017 via teleconference to review and discuss materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and Iron.

At the Trustees’ quarterly meeting held in May 2017, the Committee and the Board interviewed certain executives of Iron, including Iron’s Managing Director and Chief Compliance Officer, its Chief Investment Officer and Portfolio Manager, its Director of Portfolio Management and Trading, and another of its Portfolio Managers. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Iron (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and Iron for an additional year. The Trustees’ approval of the continuance of the Funds’ management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Iron provides to the Funds, which included, but were not limited to,

IRON Funds

Management Agreement Renewal (Unaudited), (continued)

providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of Iron’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at Iron who provide services to the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Iron to the Funds.

(ii)	Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended March 31, 2017. The Trustees observed that the Strategic Fund had underperformed its benchmark, the Credit Suisse Hedge Fund Index, for the one-, three-, and five-year periods, but outperformed its benchmark for the 10-year period. The Trustees noted that the Strategic Fund had underperformed the average return of its Morningstar Non-Traditional Bond Category over the one- and three-year periods, but outperformed for the five- and ten-year periods. The Trustees considered Iron’s explanation that the Strategic Fund’s underperformance was due in part to defensive positions, and, as compared to its benchmark, to holding less equity than the benchmark. The Trustees noted that the Premium Income Fund had outperformed its benchmark, the CBOE S&P 500 BuyWrite Index for the year-to-date and one-year periods. The Premium Income Fund also outperformed the average return of its Morningstar Option Writing Category for both periods.

(iii)	Fee Rate and Profitability. The Trustees noted that the Strategic Fund’s gross management fee is above the median and the average for funds of comparable size in its Morningstar Non-Traditional Bond Category, and that net expenses were above both the median and average. The Trustees noted that the Premium Income Fund’s gross management fee is equal to the median and below the average for funds of comparable size in its Morningstar Option Writing Category, and that its net expenses were below the median and average. The Trustees also considered the profitability analyses prepared by Iron for management of the Funds, which showed that Iron is not earning a profit from managing the Premium Income Fund and is earning a profit from managing the Strategic Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisors to mutual funds.

IRON Funds

Management Agreement Renewal (Unaudited), (continued)

The Trustees also considered information provided by Iron regarding the management fee it charges for managing separate accounts using the same strategy it uses to manage the Equity Premium Fund. The Trustees noted that the management fee for separate accounts is lower than the Fund’s gross management fee. In considering this difference in fees, the Trustees discussed the differences in services provided by Iron to the Fund versus those provided to separate accounts, including the increased reporting and other obligations imposed on Iron in providing services to the Fund and reporting to the Board, compared to the lower level of services required for separate accounts.

The Trustees recalled their review of the Funds’ 12b-1 Plans in advance of this meeting and Administrative Services Plans at its February meeting and considered other potential benefits that Iron may receive in connection with its management of the Funds. The Trustees noted Iron’s representation that it does not enter into soft dollar arrangements on behalf of the Funds. After considering the above information, the Trustees concluded that the current advisory fees for the Funds represent reasonable compensation in light of the nature and quality of Iron’s services to the Funds, the fees paid by competitive mutual funds, and the profitability of Iron’s services to the Funds.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Iron will realize economies of scale as the Funds grow larger. The Trustees determined that, in light of the size of the Funds and Iron’s level of profitability in managing the Funds, it does not appear that Iron is currently realizing benefits from economies of scale in managing the Funds to such an extent that the management fee for the Funds should be reduced or that breakpoints in the advisory fee should be implemented at this time.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN (Strategic Income Fund)

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

CUSTODIAN (Equity Premium Income Fund)

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC, Member FINRA/SIPC

www.ironfunds.com

IRON Funds

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FCI Bond Fund

Annual Report

September 30, 2017

Fund Adviser:

Financial Counselors, Inc.

5901 College Boulevard, Suite 110

Overland Park, Kansas 66211

Toll Free (877) 627-8504

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (UNAUDITED)

Market Review

The U.S. bond market generated modest positive returns for the 12 months ended September 30, 2017. The Bloomberg Barclays U.S. Intermediate Government/Credit Index increased 0.23% over this timeframe. Interest rates fluctuated in a range on Treasury securities while credit spreads tightened on industrial, financial and utility bonds. Index eligible investment grade bonds were the real winners over the last year, as the asset class surpassed Treasuries by 3.88% on safe haven buying and high relative U.S. yields. Major fixed income category returns for the past 12 months were as follows: Treasuries -1.67%, Agencies 0.75%, Corporates 2.21% (Industrials 2.06%, Utilities 1.17% and Financials 2.79%).

The Fed is very likely to raise the Funds rate on Dec 13th as the implied probability today is over 95%. What happens in 2018 and 2019 on the rate front is very uncertain, as the Fed has indicated five or six quarter point rate hikes over that horizon and the marketplace has only two or three priced in. Core Consumer Price Index and Personal Consumption Expenditures have missed the Fed’s targets over the last five years and we believe this phenomenon will continue.

One major change over the last twelve months has been the shape of the US yield curve. The 10-Yr Treasury yield minus the 2-Yr Treasury yield has plummeted to around 0.85% today, after reaching 1.35% upon the surprise election of Donald Trump. A flatter yield curve generally portends slower economic growth and softer inflation, so the new Fed Chairman will have to navigate this development very carefully. Our view of future inflation and average hourly wage increases suggests that the Fed could make a policy error if it follows through on its estimated rate path.

As we look forward, prospects for economic growth seem steady with an upside bias. Geopolitical risks are clearly present, but the markets seem to be taking today’s developments in stride. The credit markets are strong and investors continue to allocate capital to high quality debt issuers, which represent an important piece of the Fund. Default rates on investment grade credit and high yield bonds are very low, and we expect more of the same during 2018. We believe that some level of tax reform or tax cut is likely next year and that the world’s central bankers will continue their highly accommodative monetary policy. This should mitigate some of the upward trajectory in the rates markets and be supportive of risk assets.

1

Portfolio Overview

The objective of the FCI Bond Fund (the “Fund”) is total return, comprised of both income and capital appreciation. The advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection.

The Fund was positioned for a more pro-cyclical growth environment and neutral interest rates and associated narrower corporate bond spreads during the period. We believe the yield curve will flatten as the Fed continues its rate hiking cycle and have started positioning the Fund for that development. Our overweight to credit has served us well, but we have raised the bar for any further increases in this asset class.

Performance

For the 12 month period ending September 30, 2017, the Fund’s performance was 0.04% compared to the Bloomberg Barclays U.S. Intermediate Government/Credit Index’s performance of 0.23% for the same period.

The major factors that positively affected the Fund’s performance for the fiscal year ending September 30, 2017, were the Income Effect and Sector/Quality Effect. These factors helped the Fund by being overweight higher yielding securities and selected specific issues that outperformed the benchmark. The Fund’s Duration Effect, or interest rate sensitivity, was nearly equal to benchmark duration position and had a neutral impact on performance. The negative factors having the largest impact on performance were the premium amortization of the bonds and fund expenses.

2

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns*

(for the periods ended September 30, 2017)

	1 Year	5 Year	10 Year
FCI Bond Fund	0.04%	1.42%	3.66%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index®**	0.23%	1.61%	3.64%

Total annual operating expenses, as disclosed in the FCI Bond Fund (the “Fund”) prospectus dated January 28, 2017 were 0.88% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding: brokerage fees and commissions; borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); taxes; any 12b-1 fees; any indirect expenses such as acquired fund fees and expenses; and extraordinary litigation expenses do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2018, subject to the Adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.80% expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the expense ratios as of September 30, 2017 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index® (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the number above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

INVESTMENT RESULTS – (UNAUDITED) – (CONTINUED)

Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and

the Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index®

The chart above assumes an initial investment of $250,000 made on October 1, 2007 for the Fund and held through September 30, 2017. The Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

FUND HOLDINGS – (UNAUDITED)

1 As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE – (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

FCI BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

CORPORATE BONDS – 52.56%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 47.27%
21st Century Fox America, Inc., 4.500%, 2/15/2021	$800,000	$856,830
Agilent Technologies, Inc., 5.000%, 7/15/2020	300,000	319,278
American International Group, Inc., 4.125%, 2/15/2024	600,000	638,055
American International Group, Inc., 5.850%, 1/16/2018	700,000	708,035
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019	75,000	80,558
Applied Materials, Inc., 4.300%, 6/15/2021	225,000	241,526
Associates Corp. of North America, 6.950%, 11/1/2018	200,000	210,452
AvalonBay Communities, Inc., 2.950%, 9/15/2022	450,000	457,239
Bank of America Corp., 3.300%, 1/11/2023	1,000,000	1,025,193
BlackRock, Inc., 5.000%, 12/10/2019	500,000	533,652
Celgene Corp., 3.625%, 5/15/2024	500,000	521,632
Citigroup, Inc., 5.375%, 8/9/2020	550,000	600,083
Dell International LLC/EMC Corp., 5.450%, 6/15/2023 (a)
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 6/15/2023 (a)	400,000	438,286
Discover Financial Services, 5.200%, 4/27/2022	475,000	516,853
Fifth Third Bank, 2.250%, 6/14/2021	400,000	400,221
Ford Motor Credit Co. LLC, 2.551%, 10/5/2018	850,000	855,703
General Electric Capital Corp., 6.000%, 8/7/2019	150,000	161,586
Goldman Sachs Group, Inc./The, 5.375%, 3/15/2020	1,025,000	1,101,507
Huntington National Bank/The, 5.375%, 2/28/2019	250,000	252,580
Husky Energy, Inc. , 4.000%, 4/15/2024	300,000	308,314
JPMorgan Chase & Co., 2.700%, 5/18/2023	1,225,000	1,226,278
Juniper Networks, Inc., 4.600%, 3/15/2021	625,000	666,313
Keycorp, 2.300%, 12/13/2018	680,000	683,827
McDonald’s Corp., 3.700%, 1/30/2026	98,000	102,283
MetLife, Inc., 6.817%, 8/15/2018	510,000	532,502
Morgan Stanley, 5.500%, 7/28/2021	656,000	728,290
National Oilwell Varco, Inc., 2.600%, 12/1/2022	450,000	437,352
Prudential Financial, Inc., 7.375%, 6/15/2019	400,000	436,387

See accompanying notes which are an integral part of these financial statements.

6

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2017

CORPORATE BONDS – 52.56% – continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 47.27% – continued
Raymond James Financial, Inc., 3.625%, 9/15/2026	$450,000	$451,543
Schlumberger Investment, 3.650%, 12/1/2023	450,000	478,063
Synchrony Financial, 3.750%, 8/15/2021	500,000	516,205
Time Warner, Inc., 3.400%, 6/15/2022	800,000	826,125
TJX Cos, Inc./The, 2.250%, 9/15/2026	200,000	186,343
Verizon Communications, Inc., 2.450%, 11/1/2022	600,000	596,131
Wells Fargo & Co., 2.550%, 12/7/2020	500,000	505,984
Willis North America, Inc., 3.600%, 5/15/2024	280,000	286,844
Zoetis, Inc., 3.250%, 2/1/2023	485,000	502,106

TOTAL CORPORATE BONDS – DOMESTIC (Cost $18,976,123)		19,390,159

Corporate Bonds – Foreign – 5.29%

Corporate Bonds – Australia – 2.14%
National Australia Bank Ltd. 2.800%, 1/10/2022	500,000	505,918
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	371,380

		877,298

Corporate Bonds – Canada – 1.21%
Canadian Pacific Railway Co., 6.500%, 5/15/2018	31,000	31,863
Encana Corp., 3.900%, 11/15/2021	450,000	464,140

		496,003

Corporate Bonds – Isle of Man – 0.90%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	350,000	370,212

Corporate Bonds – Netherlands – 1.04%
Deutsche Telekom International Finance BV, 6.000%, 7/8/2019	400,000	427,822

TOTAL CORPORATE BONDS – FOREIGN (Cost $2,122,144)		2,171,335

TOTAL CORPORATE BONDS (Cost $21,098,267)		21,561,494

See accompanying notes which are an integral part of these financial statements.

7

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2017

U.S. TREASURY OBLIGATIONS – 32.48%	Principal Amount	Fair Value
United States Treasury Note, 1.000%, 11/30/2018	$250,000	$248,896
United States Treasury Note, 2.125%, 8/31/2020	1,400,000	1,420,289
United States Treasury Note, 2.625%, 11/15/2020	1,075,000	1,106,767
United States Treasury Note, 1.750%, 4/30/2022	750,000	745,474
United States Treasury Note, 2.500%, 8/15/2023	600,000	615,574
United States Treasury Note, 2.750%, 2/15/2024	2,660,000	2,763,179
United States Treasury Note, 2.000%, 2/15/2025	2,400,000	2,367,656
United States Treasury Note, 2.125%, 5/15/2025	1,650,000	1,639,623
United States Treasury Note, 1.625%, 2/15/2026	500,000	475,478
United States Treasury Note, 2.250%, 2/15/2027	1,950,000	1,938,536

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,486,619)		13,321,472

U.S. GOVERNMENT AGENCIES – 8.15%
Federal Home Loan Banks, 2.000%, 11/28/2029	200,000	200,111
Federal Home Loan Banks, 2.750%, 7/11/2031	300,000	287,890
Federal Home Loan Mortgage Corporation, 1.000%, 10/27/2023	700,000	697,920
Federal National Mortgage Association, 1.500%, 3/30/2026	800,000	797,774
Federal National Mortgage Association, 1.500%, 8/10/2021	600,000	588,734
Federal National Mortgage Association, 1.500%, 8/24/2021	795,000	771,605

TOTAL U.S. GOVERNMENT AGENCIES (Cost $3,373,146)		3,344,034

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.66%
Federal Home Loan Mortgage Corporation, Pool #A57160, 5.500%, 2/1/2037	19,760	21,781
Federal National Mortgage Association, Pool #745133, 5.500%, 11/1/2035	34,269	38,397
Federal National Mortgage Association, Pool #832648, 5.000%, 9/1/2035	16,952	18,622
Federal National Mortgage Association, Pool #832949, 5.000%, 9/1/2035	16,791	18,500

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2017

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.66% – continued	Principal Amount	Fair Value
Federal National Mortgage Association, Pool #845549, 5.500%, 1/1/2036	$49,196	$56,074
Federal National Mortgage Association, Pool #878104, 5.500%, 4/1/2036	12,843	14,221
Federal National Mortgage Association, Pool #AB4300, 3.500%, 1/1/2042	305,692	316,665
Federal National Mortgage Association, Pool #AI8577, 3.000%, 8/1/2042	612,818	618,407
Federal National Mortgage Association, Pool #MA0918, 4.000%, 12/1/2041	377,937	399,721

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $1,487,406)		1,502,388

PREFERRED STOCKS – 0.21%	Shares
Federal National Mortgage Association, Series S, 8.250%	12,000	83,640

TOTAL PREFERRED STOCKS (Cost $300,000)		83,640

MONEY MARKET SECURITIES – 2.36%
Fidelity Investments Money Market Government Portfolio – Class I, 0.91% (b)	969,609	969,609

TOTAL MONEY MARKET SECURITIES (Cost $969,609)		969,609

TOTAL INVESTMENTS – 99.42% (Cost $40,715,047)		40,782,637

Other Assets in Excess of Liabilities – 0.58%		238,257

NET ASSETS – 100.00%		$41,020,894

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2017.

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

Assets
Investments in securities at fair value (cost $40,715,047)	$40,782,637
Dividends and interest receivable	274,923
Prepaid expenses	6,578

Total Assets	41,064,138

Liabilities
Payable to Adviser	11,569
Payable to Administrator	5,541
Payable to trustees	2,924
Other accrued expenses	23,210

Total Liabilities	43,244

Net Assets	$41,020,894

Net Assets consist of:
Paid-in capital	$40,944,935
Accumulated undistributed net investment income	36,175
Accumulated net realized loss from investments	(27,806)
Net unrealized appreciation on investments	67,590

Net Assets	$41,020,894

Shares outstanding (unlimited number of shares authorized, no par value)	3,951,605

Net asset value, offering and redemption price per share (a)	$10.38

(a)	The Fund charges a 1.00% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2017

Investment Income
Interest income	$1,063,223
Dividend income	3,557

Total investment income	1,066,780

Expenses
Investment Adviser	156,652
Administration	31,268
Legal	20,768
Fund accounting	20,044
Audit and tax	17,699
Transfer agent	15,000
Trustee	11,877
Report printing	10,902
Registration	10,285
Pricing	9,177
CCO Chief Compliance Officer	8,240
Custodian	5,990
Insurance	4,106
Miscellaneous	22,941

Total expenses	344,949

Fees waived by Adviser	(31,432)

Net operating expenses	313,517

Net investment income	753,263

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	15,508
Net change in unrealized depreciation of investment securities	(816,266)

Net realized and unrealized loss on investments	(800,758)

Net decrease in net assets resulting from operations	$(47,495)

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$753,263	$780,776
Net realized gain on investment securities transactions	15,508	210,598
Net change in unrealized appreciation (depreciation) of investment securities	(816,266)	563,302

Net increase (decrease) in net assets resulting from operations	(47,495)	1,554,676

Distributions
From net investment income	(764,194)	(797,043)

Total distributions	(764,194)	(797,043)

Capital Transactions
Proceeds from shares sold	7,494,325	6,293,980
Reinvestment of distributions	50,104	64,044
Amount paid for shares redeemed	(7,169,656)	(10,079,003)
Proceeds from redemption fees (a)	37	–

Net increase (decrease) in net assets resulting from capital transactions	374,810	(3,720,979)

Total Decrease in Net Assets	(436,879)	(2,963,346)

Net Assets
Beginning of year	41,457,773	44,421,119

End of year	$41,020,894	$41,457,773

Accumulated undistributed net investment income	$36,175	$39,269

Share Transactions
Shares sold	718,775	600,340
Shares issued in reinvestment of distributions	4,853	6,139
Shares redeemed	(690,732)	(964,312)

Net increase (decrease) in shares outstanding	32,896	(357,833)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data:
Net asset value, beginning of year	$10.58	$10.39	$10.42	$10.39	$10.79

Investment operations:
Net investment income	0.20	0.20	0.20	0.20	0.20
Net realized and unrealized gains (losses)	(0.20)	0.19	(0.03)	0.07	(0.29)

Total from investment operations	–	0.39	0.17	0.27	(0.09)

Less distributions:
From net investment income	(0.20)	(0.20)	(0.20)	(0.20)	(0.19)
From net realized gain	–	–	–	(0.04)	(0.12)

Total distributions	(0.20)	(0.20)	(0.20)	(0.24)	(0.31)

Paid in capital from redemption fees	– (a)	–	–	–	–

Net asset value, end of year	$10.38	$10.58	$10.39	$10.42	$10.39

Total Return (b)	0.04%	3.78%	1.61%	2.58%	(0.83)%
Ratios and Supplemental Data:
Net assets, end of year (000)	$41,021	$41,458	$44,421	$48,357	$49,114
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.88%	0.88%	0.84%	0.81%	0.77%
Ratio of net investment income to average net assets	1.92%	1.84%	1.83%	1.85%	1.82%
Portfolio turnover rate	39%	29%	33%	42%	72%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

13

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2017

NOTE 1. ORGANIZATION

The FCI Bond Fund (“the Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of company taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required

14

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2017, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the year ended September 30, 2017, the Fund made the following

15

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

reclassifications to increase/(decrease) the components of net assets, which were due to tax treatment of paydown gain/loss:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$–	$7,837	$(7,837)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

16

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in

17

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used at September 30, 2017 in valuing the Fund’s investments:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$–	$19,390,159	$–	$19,390,159
Foreign Corporate Bonds	–	2,171,335	–	2,171,335
U.S. Treasury Obligations	–	13,321,472	–	13,321,472
U.S. Government Agencies	–	3,344,034	–	3,344,034
U.S. Government Mortgage Backed Agencies	–	1,502,388	–	1,502,388
Preferred Stocks	83,640	–	–	83,640
Money Market Securities	969,609	–	–	969,609

Total	$1,053,249	$39,729,388	$–	$40,782,637

18

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of September 30, 2017 based on input levels assigned at September 30, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Adviser with respect to the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2017, the Adviser earned fees of $156,652 from the Fund. At September 30, 2017, the Adviser was owed $11,569 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Fund) do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2018.

Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of September 30, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $83,461 from the Fund no later than September 30, 2020.

The Trust retains Ultimus Asset Services, LLC (“the Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2017, the

19

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Administrator earned fees of $31,268 for administration services, $15,000 for transfer agent services, and $20,044 for fund accounting services. At September 30, 2017, the Fund owed the Administrator $5,541 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,800 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,250 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are officers or employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Funds.

The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. The CCO receives compensation plus reimbursement for out of pocket expenses through contracts with the funds.

20

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$9,608,221
Other	5,914,143
Sales
U.S. Government Obligations	$6,326,267
Other	8,758,297

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2017, affiliated entities of Midwest Trust Company, affiliates of the Adviser, for the benefit of its customers, owned 100% of the Fund. As a result, Midwest Trust Company may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

As of September 30, 2017, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$503,580
Gross (Depreciation)	(436,989)

Net Appreciation on Investments	$66,591

At September 30, 2017, the aggregate cost of securities for federal income tax purposes was $40,716,046 for the Fund.

21

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2017

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax characterization of distributions for the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	2017	2016
Distributions paid from:
Ordinary Income*	$764,193	$797,043

Total Distributions	$764,193	$797,043

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$36,176
Accumulated capital and other losses	(26,808)
Net unrealized appreciation (depreciation)	66,591

$75,959

As of September 30, 2017, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $26,808. During the fiscal year ended September 30, 2017, the Fund utilized $8,431 of capital loss carryforwards.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2017, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

22

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2017 to September 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 – September 30, 2017
Actual	$1,000.00	$1,014.60	$4.04
Hypothetical**	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FCI Bond Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FCI Bond Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FCI Bond Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

24

TRUSTEES AND OFFICERS (UNAUDITED)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003 - present), GTC (2008 - present), Savings Banks Employees Retirement Association (2003 - present), and Advisors Charitable Gift Fund (2008 - present). Director, Lift Up Africa (2008 - present), Chair, Investment Committee of Massachusetts Council of Churches (2011 - present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975 - present).
Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

25

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

26

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).

27

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

28

OTHER INFORMATION – (UNAUDITED)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and

    Chief Financial Officer

Lynn E. Wood, Chief Compliance

    Officer

INVESTMENT ADVISER

Financial Counselors, Inc.

5901 College Boulevard, Suite 110

Overland Park, Kansas 66211

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER

AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

29

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Spouting Rock/Convex

Global Dynamic Risk

Fund

Annual Report

September 30, 2017

Fund Adviser:

Spouting Rock Fund Management

925 W. Lancaster Avenue,

Suite 250

Bryn Mawr, PA 19010

Toll Free: (844) 834-6478

Management’s Discussion of Fund Performance

(Unaudited)

Global equity markets soar

Perhaps the biggest surprise as 2016 drew to a close was the U.S. Presidential Election in November. U.S. equity markets broke a nine-day losing streak to rise over the two days leading into the November 8th election. Futures markets seemed buoyant early evening on that Tuesday as initial exit polls suggested a Clinton victory. As the results kept rolling in and Mr. Trump took the lead in several swing states, equity market futures started to see wild swings. At one point Dow futures were down more than 700 points. Yet, after the results appeared to be conclusive and Secretary Clinton conceded in the early AM, futures saw a dramatic reversal. By close on that Wednesday, the S&P 500 had gained more than 1% and proceeded on a steep rally over the final eight weeks of the year.

The S&P 500 index gained 4.64% between election day and year-end, closing out 2016 with a significant gain of 11.96%, as investors priced in massive fiscal stimulus by the incoming Trump administration as well as easing of regulations. This was supported by the fact that the post-election rally was driven by Financial and Industrial sectors, which were up 16.80% and 7.53%, respectively, during this period.

However, investors were growing skittish over the Trump administration’s agenda by the first quarter, especially the “America First” policy (as articulated by the President in his inauguration speech), which was further highlighted in the fact that the U.S. dollar index pulled back by 1.8% in the first quarter, after climbing 4.5% between election day and the end of 2016. The decline in the U.S. dollar buoyed foreign equity indices priced in USD terms, with the MSCI EAFE Index (net) and the MSCI Emerging Markets Index (net) gaining 7.25% and 11.45%, respectively.

In the first quarter of 2017 (Q1), the S&P 500 Index gained 6.07% even as the yield on ten-year U.S. Treasury bonds fell by five basis points, ending the quarter at 2.45%. The yield curve flattened thanks to the Federal Reserve raising the Federal Funds rate by twenty-five basis points at their March 17th meeting. Three-month U.S. Treasury yields rose twenty-five basis points to 0.76%, while three-year yields saw a three basis point rise, ending the quarter at 1.47%.

Equity markets recovered in the second quarter of 2017, thanks to the global economy hitting its stride and registering the fastest level of growth in six years. For the first time since 2011, the U.S. was no longer the only shining star, as economic momentum picked up across the globe.

The S&P 500 Index gained 3.1% in the second quarter (Q2), boosting its year-to-date return (through June 30th) to an impressive 9.3%. This was eclipsed by the MSCI EAFE Index (net), which gained 6.1% in Q2 and ended the first half of the year with a 13.8%

1

Management’s Discussion of Fund Performance

(Unaudited) (continued)

gain. Emerging markets led the pack though; the MSCI Emerging Market Index (net) rose 6.3% in Q2 and posted a whopping 18.4% gain over the first half of the year.

Equity markets continued to grind higher through the summer, with the S&P 500 notching a quarterly return of 4.5% and posting eleven straight months of gain. The index has gained 14.2% over the first three quarters and is at record high levels. Even an escalation of the situation in the Korean peninsula caused only the briefest volatility spike. Volatility, as measured by the VIX index, rose from below 10 to close above 16 on August 10th, as markets responded to President Trump’s warnings against North Korean aggression. However, the index plunged back below 10 in September, falling to its lowest close since December 1993.

Equity markets outside the U.S. also saw significant momentum, reflecting a solid and stable global economy. The MSCI EAFE Index (net) gained 5.4% over the third quarter (Q3), powering the index to a year-to-date gain of 20.0%. The MSCI Emerging Markets Index (net) rose 7.9% in Q3 and is up 27.8% year-to-date, keeping it on track for its best year since 2009.

For the one-year period ended 9/30/2017, the S&P 500 Index gained 17.08%, while the MSCI EAFE Index (net) and MSCI Emerging Markets Index (net) gained 18.84% and 22.00%, respectively.

The Spouting Rock/Convex Global Dynamic Risk Fund (Institutional Class) (CVXIX) gained 10.50% for the one-year period ended September 30, 2017, compared to the benchmark (ICE BofAML 3-Month Treasury Bill Index) return of 0.66%. The Advisor Class (CVXAX) gained 10.34% over the one-year period ended September 30, 2017. The average annual return for the period from inception (November 24, 2014) through September 30, 2017 for CVXIX and CVXAX were 4.07% and 3.83%, respectively, compared to the benchmark return of 0.33%. The Fund’s exposure to equity securities over these periods of strong equity markets resulted in it outperforming the benchmark index (which had no equity exposure).

Convex proprietary risk ratings

Convex’s proprietary risk ratings seek to reflect the current and expected state of an economy by capturing economic and business cycle trends as well as inflection points in an economy using the Convex Proprietary Leading Economic Index (CPLEI). CPLEI uses leading economic indicators, yield spreads and benchmark rate analysis as potential recessionary signals. The index also monitors change in asset prices to corroborate economic and business cycle trends.

The objective is to determine whether economic growth is in line with trend, above trend or below trend for a country, giving the portfolio management team more intelligence about the macroeconomic environment and potential threat of recession in

2

Management’s Discussion of Fund Performance

(Unaudited) (continued)

the near-term. The current macro environment for growth assets in a country (rated as ‘Buy’, ‘Hold’, ‘Caution’ or ‘Sell’) is determined using a combination of machine-learning algorithms and qualitative scenario-analysis of known-unknown risks (political uncertainty, war, significant shifts in fiscal or monetary policy).

A solid and stable U.S. economy

Convex’s proprietary risk rating for the U.S. rose from Hold at the beginning of the fourth quarter (Q4) of 2016 to Hold-Buy in November and December. The rise in the rating was primarily the result of high automobile sales, a strengthening manufacturing sector, and a jump in consumer confidence and expectations. However, domestic equity allocation was reduced from 66% in October to 59% after the presidential election due to uncertainty over the incoming administration’s policies.

The CPLEI risk rating for the U.S. rose from Hold-Buy at the end of December to Buy in Q1 2017, reflecting solid growth amid rising consumer and business confidence. Domestic equity allocation was maintained between 56% and 60% of the portfolio throughout the quarter. The allocation was not increased beyond this range, despite the strong risk rating, due to dampening of expectations as the new administration’s fiscal agenda faced obstacles.

The U.S. risk rating fell from Buy at the beginning of Q2 2017 to Hold-Buy in May and June - as economic data softened slightly and there was no visible progress of a fiscal stimulus agenda passing Congress. The labor market continued to tighten, with the unemployment rate falling to 4.4 percent at the end of the quarter and unemployment claims falling to their lowest levels since the early 1970’s. Economic momentum led the Fed to hike rates in March and June by 25 basis points, raising the federal funds rate to 1.00 percent. The portfolio’s exposure to domestic equities was reduced from 58% at the beginning of the quarter to 44% by the end of May.

The U.S. risk rating fell from Hold-Buy to Hold in August and September, as economic data, especially on the consumption side of the economy, softened slightly. Domestic equity exposure was subsequently reduced from 44% at the beginning of the quarter to 35% by the end of August.

The allocation to U.S. equities contributed 890 basis points to the Fund’s one-year return of 10.50% (Institutional Class for the period ending September 30, 2017).

Economic momentum in Europe and Japan

A cyclical recovery appeared to be in sight in certain parts of Europe in the fourth quarter of 2016. However, political uncertainty created a large dark cloud, and the

3

Management’s Discussion of Fund Performance

(Unaudited) (continued)

populist angst that gave rise to Brexit threatened to spread across the continent, with Italy the latest to experience political upheaval. The Italian referendum that took place in December resulted in a loss for Prime Minister Renzi’s ruling party and a nominal win for the anti-EU, populist party. At the same time, the Bank of Japan (BoJ) continued to try anything and everything within the realm of monetary easing to try and get Japanese inflation off the zero mark - and their efforts appear to have been rewarded in 2017.

The CPLEI risk rating for Germany, Netherlands and Sweden rose to Hold-Buy during the fourth quarter of 2017, but the overall regional rating remained at Caution-Hold thanks to a negative outlook for France, Switzerland, United Kingdom, Ireland and Italy. With Japan also rated as Caution-Hold, and higher volatility in Japanese equity markets over this period, the fund portfolio had no exposure to developed international markets throughout Q4 2016.

The portfolio continued to have zero exposure to European equities through Q1 2017 due to uncertainty over upcoming elections in Netherlands and France. However, Japan saw its rating rise to Hold-Buy in Q1 2017, from Caution-Hold in December. The portfolio averaged a 5.5% allocation to Japan across the quarter, supported by a positive risk rating and continued easing policies by its central bank.

The second quarter of 2017 saw rising economic momentum in the Euro area, with growing credit demand, strong manufacturing numbers and business confidence hitting its highest level since 2011. Consumer confidence was also back to where it was in 2007. Consequently, the CPLEI risk rating for European developed markets rose to Hold-Buy in Q2 2017, on the back of solid macro-economic numbers in Germany, Netherlands, Spain and Sweden. Allocation to developed Europe was raised to almost 12% by the end of May. The portfolio’s allocation to Japan also averaged 5% in Q2 2017 as the risk rating of Hold-Buy persisted.

The CPLEI risk rating for European developed markets held at Hold-Buy in Q3 2017, as cyclical expansion continued apace. Allocation to this region was raised from 12% at the end of Q2 to 17% by the end of August.

Over on the other side of the world, Japan saw business confidence rising to its highest level since the third quarter of 2007 on the back of rising trade momentum and a supportive central bank. The risk rating for Japan continued to hold at Hold-Buy throughout Q3 and the portfolio averaged a 6% allocation across the quarter.

The portfolio’s allocation to European developed equity markets contributed 119 basis points, while allocation to Japanese equities contributed 52 basis points to the Fund’s one-year return of 10.50% (Institutional Class for the period ending September 30, 2017).

4

Management’s Discussion of Fund Performance

(Unaudited) (continued)

The portfolio held a small exposure to selective emerging markets (India, Taiwan and South Korea) that were rated Hold up until the U.S. presidential election, adding up to a 5.5% allocation. These allocations were reduced to zero after the U.S. Presidential Election due to concerns over the impact of a rising dollar and new trade policies on emerging countries.

Emerging market (EM) economies remained subdued in 2017, even as the developed world saw a cyclical upswing taking hold. This was primarily due to the dependence many EM countries have to China, which has consistently been rated Caution or Caution-Hold over the past year.

The rating for emerging markets sustained a Caution-Hold rating through Q3 2017, due to less than stellar growth and macro risks. The Federal Reserve remains committed to raising interest rates and this would typically be accompanied by a rise in the dollar, making it harder for companies in this region to service their dollar-denominated debt (which is significant). However, we have seen the opposite occur in 2017, giving EM countries a respite from the stronger dollar – though this may prove temporary. They also face risks related to potential tariffs the Trump administration may impose on goods imported into the U.S., in a bid to boost the domestic manufacturing and the export sectors.

The Fund did initiate opportunistic positions in select EM countries that were rated Hold-Buy in Q2, including Taiwan, India and South Korea. The overall allocation to these countries rose to 4% in May, and was eventually reduced to zero by the end of Q3 2017 as the ratings fell to Caution-Hold.

Allocation to EM equities contributed -21 basis points to the Fund’s one-year return of 10.50% (Institutional Class for the period ending September 30, 2017). All losses in this asset class occurred in Q4 2016 as a rising U.S. dollar dragged down EM equities over the eight weeks following the U.S. Presidential election. THE MSCI Emerging Markets Index (net) fell 4.2% in Q4 2016.

Global economic resurgence and monetary policy normalization

The overall risk rating for the World rose from Caution-Hold in October 2016 to Hold in November and December, mostly on the back of positive U.S. economic news. However, the Fund’s exposure to fixed income was reduced from 22.5% in October to 4% after the U.S. presidential election, over concerns of yield curve steepening in the face of tighter monetary policy and potential fiscal stimulus.

5

Management’s Discussion of Fund Performance

(Unaudited) (continued)

The World rating rose to Hold-Buy in Q1 2017, as cyclical recoveries in Europe and Japan took hold even as U.S. remained in a stable growth pattern. The portfolio’s allocation to fixed income was increased during this period, to more than 25% in February, as the yield curve flattened amid a dampening of expectations for fiscal policy. The portfolio continued to have zero allocation to short-term instruments due to expectations of the Federal Reserve raising rates at their March meeting.

The second quarter of 2017 saw the World rating hold steady at Hold-Buy, with softer U.S. economic numbers balanced by stronger numbers in other developed markets. Fixed income allocation was raised from 22% at the beginning of Q2 2017 to almost 29% by the end of May, mostly to take advantage of continued yield-curve flattening.

The overall risk rating for the World fell to Hold in September, mostly due to slower economic momentum in the U.S. At the same time, the portfolio’s fixed income allocation was reduced from about 29% to almost 20% by the end of the quarter due to rising interest rates along the long end of the yield curve, thanks to Federal Reserve officials maintaining their commitment to raising rates despite an inflation slowdown.

The portfolio’s allocation to fixed income contributed -8 basis points to the Fund’s one-year return of 10.50% (Institutional Class for the period ended September 30, 2017).

Looking Forward

As always, we shy away from making forecasts and predictions. However, there are five questions we are asking as the fourth quarter of 2017 gets underway.

1.	Will tax reform, or tax cuts, get done before the end of the year?

The failure to pass health care reform has put pressure on the Trump administration and Congressional Republicans to make progress on tax reform, giving them at least one large legislative victory this year. The administration recently released a broad outline of what they would like to see in a tax bill, but Congress is yet to begin converting this into actual legislative text. As we discussed in our piece on tax reform, they will have to navigate a complex set of trade-offs as the bill gets written, let alone passed. Republicans would like to incentivize business by slashing the corporate tax rate from 35% to 20%, while also delivering tax cuts to individuals. Both of these objectives will have to be squared with several members’ desire to not raise the federal deficit and debt. However, base broadening measures like eliminating several business deductions and provisions on the individual side, like deductions for state and local taxes, are already facing intense opposition. This reduces the likelihood that tax reform will actually happen this year, if at all. At best, Congress is likely to pass a politically palatable package of temporary deficit-raising tax cuts.

6

Management’s Discussion of Fund Performance

(Unaudited) (continued)

2.	How will trade partners retaliate against new tariffs imposed by the administration?

Tariffs imposed by the Trump administration - such as the recent 220% tariff on Canada’s Bombardier jets that were ordered by Delta Airlines - is likely to raise tensions with trade partners and uncertainty. The Commerce department is also looking into imposing steel tariffs based on national security grounds, which would be the most significant act of protectionism for the U.S. steel industry in 15 years. In an ironic twist, steel imports have spiked as domestic consumers look to front-run higher tariffs and higher prices.

The administration has also put forward a set of controversial proposals ahead of the fourth round of NAFTA renegotiations. These include higher domestic content for autos, restricted access for Canada and Mexico to the U.S. government procurement market, changing the dispute settlement mechanism (companies use this to take legal action against foreign governments that undermine their investments) and auto-termination of the agreement after five years unless all three countries renew the pact (a sunset clause) - all of which are opposed by Congress as well as the business and agricultural community. There is a serious chance of negotiations breaking down since Canada and Mexico also oppose these provisions.

3.	Will inflation pick up in the fourth quarter?

The Fed has raised rates twice already this year and is expected to do so for the third time in December despite inflation going in the opposite direction from their target. Fed officials have attributed this to transitory factors such as cellular phone plan prices, which have fallen steeply due to increased competition. However, our own research indicates that the decline is more broad-based than just cheaper wireless service. The question is whether this falling inflation trend will reverse, and if not, whether that causes the Fed to pause, especially if job growth continues to slow. On a positive note, wage growth appeared to have turned a corner in Q3, with annual wage growth surging to a pace of 2.9% in September, up from a low of 2.5% in June. Though it remains to be seen whether this is a temporary bump due to low-income workers, especially in the restaurant industry, not showing up for work amid hurricanes in the South.

4.	Will the euro’s surge make Eurozone exports more expensive and crimp economic growth?

Rising global demand has boosted the European export sector, which in turn has bolstered Europe’s recovery. At the same time, as we wrote earlier, the euro has appreciated significantly this year, especially in Q3 amid wide anticipation that the ECB

7

Management’s Discussion of Fund Performance

(Unaudited) (continued)

will unwind its stimulus program sooner rather later. The big near-term question is whether a strengthening euro will reduce demand for the region’s exports, slamming the brakes on Europe’s recovery. While a good chunk of Europe’s exports are within the Eurozone, more than 50% flows to regions outside it. So far exports appear to be shrugging off a stronger euro - for example, German exports surged in August to the highest level in twelve months. It remains to be seen whether this will continue, and if not, whether the ECB will slow the pace of tapering.

5.	Will the rhetorical back-and-forth between President Trump and North Korea subside, or erupt into something worse?

The rhetoric between President Trump and the North Koreans has escalated over the past two months, with both sides calling for total destruction. The President has continued to threaten military action and leaned on China to implement a stricter sanctions regime on its neighbor even as North Korea frantically races to further develop its nuclear missile capability. While all-out war on the Korean peninsula appears to be highly unlikely, the heated back-and-forth and apparent lack of even back-channel communication does raise a tail risk possibility of a miscalculation by either side.

The Convex proprietary risk rating for the world stands at Hold as we move into the fourth quarter. We continue to monitor economic prospects of thirty different countries across five regions of the globe and remain vigilant about potential risks.

8

Investment Results - (Unaudited)

Average Annual Total Returns(a) as of September 30, 2017

		One Year	Since Inception (11/24/14)
Spouting Rock/Convex Global Dynamic Risk Fund
Institutional Class		10.50%	4.07%
Advisor Class		10.34%	3.83%
ICE BofAML 3-Month U.S. Treasury Bill Index(b)		0.66%	0.33%
MSCI All Country World Index Net (USD)(c)		18.65%	6.92%

	Expense Ratios(d)
	Institutional Class	Advisor Class
Gross	8.87%	9.27%
With Applicable Waivers	1.60%	2.00%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Spouting Rock/Convex Global Dynamic Risk Fund (the “Fund”), distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-844-834-6478.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b) The ICE BofAML US 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index.

(c) The MSCI All Country World Index Net (USD) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. It is comprised of stocks from 23 developed markets and 24 emerging markets, and captures all sources of equity returns. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index.

(d) The expense ratios are from a supplement to the Fund’s prospectus dated March 24, 2017. Effective April 7, 2017, the Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses through January 31, 2018 so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; fees paid pursuant to the Advisor Class Administrative Services Plan or 12b-1 Plan, and extraordinary litigation expenses) do not exceed 1.35% of the Fund’s average daily net assets. Prior to April 7, 2017, the expense cap was 1.70%. Each fee waiver and expense reimbursement is subject to repayment by the Fund within the three years following the date in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2017 can be found on the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-844-834-6478.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

9

Investment Results - (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on November 24, 2014 (commencement of operations) for the Institutional Class and held through September 30, 2017. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

For more information on the Spouting Rock/Convex Global Dynamic Risk Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-844-834-6478. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC., member FINRA/SIPC.

10

Fund Holdings - (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Fund is positive absolute returns.

Portfolio composition is subject to change.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

11

Spouting Rock/Convex Global Dynamic Risk Fund

Schedule of Investments

September 30, 2017

	Shares	Fair Value
Exchange-Traded Funds – 88.81%
Consumer Discretionary Select Sector SPDR Fund	1,744	$157,100
Financial Select Sector SPDR Fund	1,008	26,067
Health Care Select Sector SPDR Fund	2,526	206,450
Industrial Select Sector SPDR Fund	2,528	179,488
iShares 7-10 Year Treasury Bond ETF	1,464	155,945
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,568	311,319
iShares MSCI Canada ETF	4,088	118,307
iShares MSCI EAFE ETF	761	52,113
iShares MSCI Germany Index Fund	2,550	82,697
iShares MSCI Japan ETF	1,783	99,331
iShares MSCI Japan Small-Cap ETF	1,490	110,528
iShares MSCI Netherlands Investable Market Index Fund	2,406	75,524
iShares MSCI Spain Capped ETF	1,170	39,476
iShares MSCI Sweden Capped ETF	4,171	149,655
Materials Select Sector SPDR Trust	1,009	57,311
PowerShares QQQ Trust Series 1	742	107,924
Schwab US Small-Cap ETF	286	19,268
SPDR Bloomberg Barclays High Yield Bond ETF	6,722	250,865
SPDR S&P 500 ETF	1,050	263,791
Technology Select Sector SPDR Fund	1,560	92,196
Vanguard Mid-Cap ETF	1,140	167,580
Vanguard Mid-Cap Growth ETF	961	117,002
Vanguard Mid-Cap Value ETF	1,213	128,141
Vanguard Small-Cap Growth ETF	233	35,565
Vanguard Small-Cap Value ETF	177	22,619
Vanguard Value ETF	1,184	118,187
WisdomTree Europe Hedged Equity Fund	1,494	96,662
WisdomTree Japan Hedged Equity Fund	842	46,057

Total Exchange-Traded Funds (Cost $3,096,653)		3,287,168

Money Market Securities – 5.40%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.95% (a)	199,913	199,913

Total Money Market Securities (Cost $199,913)		199,913

Total Investments – 94.21% (Cost $3,296,566)		3,487,081

Other Assets in Excess of Liabilities – 5.79%		214,452

NET ASSETS – 100.00%		$3,701,533

(a)	Rate disclosed is the seven day effective yield as of September 30, 2017.
ETF	– Exchange-Traded Fund
REIT	– Real Estate Investment Trust
SPDR	– Standard & Poor’s Depositary Receipts

See accompanying notes which are an integral part of these financial statements.

12

Spouting Rock/Convex Global Dynamic Risk Fund

Statement of Assets and Liabilities

September 30, 2017

Assets
Investments in securities at fair value (cost $3,296,566)	$3,487,081
Cash	47
Receivable for investments sold	1,303,509
Dividends receivable	1,505
Receivable from Adviser	13,195
Prepaid expenses	4,961
Total Assets	4,810,298
Liabilities
Payable for investments purchased	1,072,718
Payable to Administrator	9,625
Accrued 12b-1 fees – Advisor class	369
Accrued Administrative Service fees – Advisor class	79
Payable to trustees	2,925
Other accrued expenses	23,049
Total Liabilities	1,108,765
Net Assets	$3,701,533
Net Assets consist of:
Paid-in capital	$3,361,622
Accumulated undistributed net investment income	21,280
Accumulated undistributed net realized gain from investment transactions	128,116
Net unrealized appreciation on investments	190,515
Net Assets	$3,701,533
Net Assets: Institutional Class	$3,044,476
Shares outstanding (unlimited number of shares authorized, no par value)	274,606
Net asset value, offering and redemption price per share	$11.09
Net Assets: Advisor Class	$657,057
Shares outstanding (unlimited number of shares authorized, no par value)	59,420
Net asset value, offering and redemption price per share	$11.06

13

See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Global Dynamic Risk Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income
Dividend income	$70,742
Total investment income	70,742
Expenses
Administration	50,651
Investment Adviser	40,426
Fund accounting	35,001
Transfer agent	30,016
Legal	26,117
Audit and tax	17,900
Registration	12,715
Report printing	12,469
Trustee	11,967
CCO	8,921
Custodian	6,000
Insurance	2,015
Pricing	1,836
12b-1 – Advisor class	924
Administrative Service – Advisor class	555
Miscellaneous	19,500
Total expenses	277,013
Fees contractually waived and expenses reimbursed by Adviser	(216,951)
Expenses voluntarily reimbursed by Adviser	(10,427)
Fees reduced by Administrator	(7,222)
Net operating expenses	42,413
Net investment income	28,329
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	227,924
Net change in unrealized appreciation of investments	83,083
Net realized and unrealized gain on investments	311,007
Net increase in net assets resulting from operations	$339,336

See accompanying notes which are an integral part of these financial statements.

14

Spouting Rock/Convex Global Dynamic Risk Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$28,329	$9,742
Long term capital gain dividends from investment companies	–	13,070
Net realized gain (loss) on investment transactions	227,924	(83,728)
Net change in unrealized appreciation of investments	83,083	290,601
Net increase in net assets resulting from operations	339,336	229,685
Distributions
From net investment income – Institutional Class	(6,891)	(6,619)
From net investment income – Advisor Class	(158)	(90)
From return of capital – Institutional Class	–	(7,754)
From return of capital – Advisor Class	–	(105)
Total distributions	(7,049)	(14,568)
Capital Transactions – Institutional Class
Proceeds from shares sold	79,900	25,506
Reinvestment of distributions	6,514	13,741
Amount paid for shares redeemed	(337,063)	(869,485)
Total Institutional Class	(250,649)	(830,238)
Capital Transactions – Advisor Class
Proceeds from shares sold	390,160	125,000
Reinvestment of distributions	159	195
Amount paid for shares redeemed	(70)	–
Total Advisor Class	390,249	125,195
Net increase (decrease) in net assets resulting from capital transactions	139,600	(705,043)
Total Increase (Decrease) in Net Assets	471,887	(489,926)
Net Assets
Beginning of period	3,229,646	3,719,572
End of period	$3,701,533	$3,229,646
Accumulated net investment income included in net assets at end of period	$21,280	$295
Share Transactions – Institutional Class
Shares sold	7,436	2,553
Shares issued in reinvestment of distributions	641	1,401
Shares redeemed	(31,879)	(89,215)
Total Institutional Class	(23,802)	(85,261)
Share Transactions – Advisor Class
Shares sold	36,566	12,616
Shares issued in reinvestment of distributions	16	20
Shares redeemed	(7)	–
Total Advisor Class	36,575	12,636
Net increase (decrease) in shares outstanding	12,773	(72,625)

15

See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Global Dynamic Risk Fund – Institutional Class Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.06	$9.44	$10.00

Investment operations:

Net investment income	0.09	0.03	0.03

Net realized and unrealized gain (loss) on investments	0.96	0.63	(0.55)

Total from investment operations	1.05	0.66	(0.52)

Less distributions to shareholders:

From net investment income	(0.02)	(0.02)	(0.04)

From return of capital	–	(0.02)	–

Total distributions	(0.02)	(0.04)	(0.04)

Net asset value, end of period	$11.09	$10.06	$9.44

Total Return(b)	10.50%	7.01%	(5.25	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,044	$3,001	$3,623

Ratio of net expenses to average net assets	1.22%	1.40%	1.70	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	8.17%	8.62%	11.81	%(d)

Ratio of net investment income to average net assets	0.83%	0.29%	0.15	%(d)

Portfolio turnover rate	248%	192%	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

16

See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Global Dynamic Risk Fund –Advisor Class Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.03	$9.42	$10.00

Investment operations:

Net investment income	0.06	0.02	0.03

Net realized and unrealized gain (loss) on investments	0.98	0.61	(0.57)

Total from investment operations	1.04	0.63	(0.54)

Less distributions to shareholders:

From net investment income	(0.01)	–	(0.04)

From return of capital	–	(0.02)	–

Total distributions	(0.01)	(0.02)	(0.04)

Net asset value, end of period	$11.06	$10.03	$9.42

Total Return(b)	10.34%	6.68%	(5.46	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$657	$229	$96

Ratio of net expenses to average net assets	1.54%	1.47%	2.10	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	8.57%	9.02%	11.16	%(d)

Ratio of net investment income to average net assets	0.96%	0.17%	(0.32	)%(d)

Portfolio turnover rate	248%	192%	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

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See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Global Dynamic Risk Fund

Notes to Financial Statements

September 30, 2017

NOTE 1. ORGANIZATION

Spouting Rock/Convex Global Dynamic Risk Fund (the “Fund”), formerly Spouting Rock/Convex Dynamic Global Macro Fund, was organized as a diversified series of Unified Series Trust (the “Trust”) on August 11, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on November 24, 2014. Spouting Rock Fund Management (the “Adviser”) serves as investment adviser to the Fund. The Adviser has retained Convex Capital Management LLC (“Convex” or the “Sub-Adviser”) to serve as sub-adviser to the Fund. The objective of the Fund is to seek positive absolute returns.

The Fund currently offers two classes of shares, Institutional Class and Advisor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the

18

Notes to Financial Statements (continued)

September 30, 2017

requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and net realized short-term capital gains, if any, to its shareholders at least once per year. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the fiscal year ended September 30, 2017, the Fund made the following reclassifications to increase (decrease) the components of net assets, which were due to capital distributions from underlying investments and updates to prior year tax returns:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain from Investments
$4,365	$(295)	$(4,070)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

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Notes to Financial Statements (continued)

September 30, 2017

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value,

20

Notes to Financial Statements (continued)

September 30, 2017

because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$3,287,168	$–	$–	$3,287,168
Money Market Securities	199,913	–	–	199,913
Total	$3,487,081	$–	$–	$3,487,081

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels as of September 30, 2017 based on input levels assigned September 30, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust on behalf of the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the Fund’s average net assets. For the fiscal year ended September 30, 2017, the Adviser earned a fee of $40,426 from the Fund before the reimbursement described below.

Effective April 7, 2017, the Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses through January 31, 2018, so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; fees paid pursuant to the Advisor Class Administrative Services Plan or 12b-1 Plan, and extraordinary litigation expenses) do not exceed 1.35% of the Fund’s average daily net assets. Prior to April 7, 2017, the expense cap was 1.70%. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of September 30, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $590,841 from the Fund no later than September 30, 2020.

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Notes to Financial Statements (continued)

September 30, 2017

In addition, the Adviser voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund so that total annual operating expenses did not exceed 1.10% of the Fund’s average daily net assets. The voluntary waiver or reimbursement was terminated April 7, 2017 and is not subject to recoupment.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, pursuant to which the Sub-Adviser manages the Fund’s portfolio and makes investment decisions. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended September 30, 2017, the Administrator earned fees of $50,651 for administration services, $35,001 for fund accounting services and $30,016 for transfer agent services. At September 30, 2017, the Fund owed the Administrator $9,625 for such services.

During the fiscal year ended September 30, 2017, the Administrator agreed to waive fees in the amount of $7,222.

Certain officers of the Trust are employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Fund.

There were no payments made by the Fund to the Distributor for serving as principal underwriter during the fiscal year ended September 30, 2017.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Advisor Class shares in connection with the promotion and distribution of the Advisor Class shares or the provision of personal services to the Advisor Class shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided to the Recipient regardless of 12b-1 Expenses actually incurred. For the fiscal year ended September 30, 2017, the Fund accrued 12b-1 fees for the Advisor Class of $924, of which $369 was unpaid at September 30, 2017.

The Trust, with respect to the Fund, has adopted an Administrative Services Plan with respect to Advisor Class shares, pursuant to which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Advisor shares to the Adviser to compensate financial intermediaries that

22

Notes to Financial Statements (continued)

September 30, 2017

provide administrative services to the Advisor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Advisor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Advisor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Advisor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2017, the Fund accrued Administrative Service fees for the Advisor Class of $555, of which $79 was unpaid at September 30, 2017.

NOTE 5. INVESTMENTS

For the fiscal year ended September 30, 2017, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$7,442,248
Sales	$7,588,741

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2017.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2017, Charles Schwab & Co., Inc. owned, as record shareholder, 86.76% of the outstanding shares of the Fund. As a result Charles Schwab & Co., Inc. may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$180,919
Gross depreciation	(411)
Net appreciation on investments	$180,508

At September 30, 2017, the aggregate cost of securities for federal income tax purposes was $3,306,573. During the fiscal year ended September 30, 2017, the Fund utilized $24,229 in available capital loss carryforwards.

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Notes to Financial Statements (continued)

September 30, 2017

The tax characterization of distributions paid for the periods ended September 30, 2017 and 2016 was as follows:

	2017	2016
Distributions paid from:
Ordinary Income*	$7,049	$14,568
Total Distributions	$7,049	$14,568

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$77,263
Undistributed long-term capital gains	82,140
Net unrealized appreciation	180,508
$339,911

As of September 30, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2017, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Spouting Rock/Convex Global Dynamic Risk Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Spouting Rock/Convex Global Dynamic Risk Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spouting Rock/Convex Global Dynamic Risk Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

25

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value April 1, 2017	Ending Account Value, September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,058.20	$6.93	1.34%
	Hypothetical **	$1,000.00	$1,018.33	$6.80	1.34%

Advisor Class	Actual	$1,000.00	$1,056.40	$8.97	1.74%
	Hypothetical **	$1,000.00	$1,016.35	$8.79	1.74%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

26

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the fiscal year ended September 30, 2017, the Fund designates 55.68% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the fiscal year ended September 30, 2017, the Fund designates 21.43% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

27

Trustees and Officers (Unaudited)

General Qualifications. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011-Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011-Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

28

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 19 series.

29

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 834-6478 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (844) 834-6478 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Spouting Rock Fund Management

925 W. Lancaster Avenue,

Suite 250

Bryn Mawr, PA 19010

SUB-ADVISER

Convex Capital Management LLC

4200 Cantera Drive, Unit 203

Warrenville, IL 60555

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

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Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a)    As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)     For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)     Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)     Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)     Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)     Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)    The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FCI Bond Fund:	FY 2017	$14,000
	FY 2016	$14,000
Appleseed Fund:	FY 2017	$15,500
	FY 2016	$15,500
Iron Strategic Income Fund:	FY 2017	$18,000
	FY 2016	$18,000
Iron Equity Premium Income Fund:	FY 2017	$14,000
	FY 2016	$14,000
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2017	$13,500
	FY 2016	$13,500

(b)	Audit-Related Fees

Registrant

FCI Bond Fund:	FY 2017	$0
	FY 2016	$0
Appleseed Fund:	FY 2017	$0
	FY 2016	$0
Iron Strategic Income Fund:	FY 2017	$0
	FY 2016	$0
Iron Equity Premium Income Fund:	FY 2017	$0
	FY 2016	$0
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2017	$0
	FY 2016	$0

(c)	Tax Fees

Registrant

The FCI Bond Fund:	FY 2017	$3,000
	FY 2016	$3,000
The Appleseed Fund:	FY 2017	$3,500
	FY 2016	$3,500
Iron Strategic Income Fund:	FY 2017	$3,500
	FY 2016	$3,500
Iron Equity Premium Income Fund:	FY 2017	$3,000
	FY 2016	$3,000
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2017	$3,000
	FY 2016	$3,000

Nature of the fees:         Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

FCI Bond Fund:	FY 2017	$0
	FY 2016	$800
Appleseed Fund:	FY 2017	$0
	FY 2016	$800
Iron Strategic Income Fund:	FY 2017	$0
	FY 2016	$800
Iron Equity Premium Income Fund:	FY 2017	$0
	FY 2016	$800
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2017	$0
	FY 2016	$800

Nature of the fees:         Transfer Agency system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	100%
All Other Fees:	0%

(f)     During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2017	$0	$0
FY 2016	$0	$0

(h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)    Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	11/29/2017

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/29/2017